Exhibit 10.2 to 1997 Form 10-K

                                  $750,000,000

                                    FIVE-YEAR
                                CREDIT AGREEMENT



                            dated as of April 1, 1997


                                      among


                 THE SERVICEMASTER COMPANY LIMITED PARTNERSHIP,


                                   THE LENDERS


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,
                             as Administrative Agent

                                       and

                          MORGAN GUARANTY TRUST COMPANY
                       OF NEW YORK, as Documentation Agent

-------------------------------------------------------------------------------


                          J.P. MORGAN SECURITIES INC.,
                                    Arranger


                             BANK OF AMERICA NT & SA
                                       and
                               NATIONSBANK, N.A.,
                                  as Co-Agents


                                TABLE OF CONTENTS

                                                                           Page


                                    ARTICLE I

                                   DEFINITIONS


         1.1.          Defined Terms........................................  1
         1.2.          Accounting Terms and Determinations.................. 21
         1.3.          Rules of Construction................................ 21
         1.4.          Rounding............................................. 21

                                   ARTICLE II

                                  THE FACILITY


         2.1.          The Facility......................................... 21
                       2.1.1.    Description of Facility.................... 21
                       2.1.2.    Availability of Facility; Required Payments.22
         2.2.          Committed Advances................................... 22
                       2.2.1.        Committed Advances..................... 22
                       2.2.2.        Types of Committed Advances............ 23
                       2.2.3.        Method of Selecting Types and Interest
                                     Periods for New Committed Advances..... 23
                       2.2.4.        Conversion and Continuation of Outstanding
                                     Committed Advances..................... 23
         2.3.          Competitive Bid Advances............................. 25
                       2.3.1.        Competitive Bid Option; Repayment of
                                     Competitive Bid Advances............... 25
                       2.3.2.        Competitive Bid Quote Request.......... 25
                       2.3.3.        Submission and Contents of Competitive
                                     Bid Quotes............................. 26
                       2.3.4.        Acceptance and Notice by the Borrower.. 28
                       2.3.5.        Allocation by the Borrower............. 28
                       2.3.6.        Notice by the Borrower to the
                                     Administrative Agent................... 29
         2.4.          Facility Fees........................................ 29
         2.5.          General Facility Terms............................... 29
                       2.5.1.        Method of Borrowing.................... 29
                       2.5.2.        Minimum Amount of Each Committed
                                     Advance................................ 30
                       2.5.3.        Optional Principal Payments............ 30
                       2.5.4.        Interest Periods....................... 30
                       2.5.5.        Rate after Maturity.................... 31
                       2.5.6.        Interest Payment Dates; Interest Basis. 31
                       2.5.7.        Method of Payment...................... 32
                       2.5.8.        Notes.................................. 32
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
                       2.5.9.        Notification of Advances, Interest Rates and Prepayments................... 33
                       2.5.10.       Non-Receipt of Funds by the Administrative Agent........................... 33
                       2.5.11.       Cancellation............................................................... 33
                       2.5.12.       Lending Installations...................................................... 34
                       2.5.13.       Currency Equivalents....................................................... 34
                       2.5.14.       Taxes...................................................................... 35
                       2.5.15.       Regulation D Compensation.................................................. 37
         2.6.          Optional Increase in Commitments......................................................... 38
         2.7           Letters of Credit........................................................................ 39
                       2.7.1.  Availability..................................................................... 39
                       2.7.2.  Procedure for Issuance........................................................... 40
                       2.7.3.  Reimbursement of Drawings........................................................ 40
                       2.7.4.  Obligations Absolute............................................................. 41
                       2.7.5.  Indemnity........................................................................ 42
                       2.7.6.  Letter of Credit Fees............................................................ 43
                       2.7.7.  Stop Issuance Notice............................................................. 44

                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES

         3.1           Yield Protection......................................................................... 44
         3.2.          Changes in Capital Adequacy Regulations.................................................. 45
         3.3.          Availability of Types of Advances........................................................ 46
         3.4.          Funding Indemnification.................................................................. 47
         3.5.          Lender Statements; Limit on Retroactivity; Survival of Indemnity......................... 47
         3.6.          Foreign Subsidiary Costs................................................................. 48
         3.7.          Replacement of Lenders................................................................... 48



                                   ARTICLE IV

                              CONDITIONS PRECEDENT


         4.1.          Initial Advance or Letter of Credit...................................................... 49
         4.2.          Initial Advance or Letter of Credit for each Eligible Subsidiary......................... 51
         4.3.          Each Advance or Letter of Credit......................................................... 51

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                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         5.1.          Organization and Authority............................................................... 52
         5.2.          Organization and Authority of Subsidiaries............................................... 53
         5.3.          Organization and Authority of Corporate General Partner.................................. 53
         5.4.          Business and Property.................................................................... 54
         5.5.          Financial Statements..................................................................... 54
         5.6.          Full Disclosure.......................................................................... 54
         5.7.          Pending Litigation....................................................................... 55
         5.8.          Loan Documents are Legal, Valid, Binding and Authorized.................................. 55
         5.9.          Governmental Consent..................................................................... 56
         5.10.         Taxes.................................................................................... 56
         5.11.         Employee Retirement Income Security Act of 1974.......................................... 56
         5.12.         Investment Company Act................................................................... 56
         5.13.         Compliance with Environmental Laws....................................................... 57
         5.14.         Regulations U and X...................................................................... 57



                                   ARTICLE VI

                                    COVENANTS

                       6.1.1.        Information................................................................ 57
                       6.1.2.        Use of Parent Information.................................................. 59
         6.2.          Use of Proceeds.......................................................................... 59
         6.3.          Notice of Default........................................................................ 59
         6.4.          Inspection............................................................................... 60
         6.5.          Legal Existence, Etc..................................................................... 60
         6.6.          Insurance................................................................................ 60
         6.7.          Taxes, Claims for Labor and Materials, Compliance with Laws.............................. 60
         6.8.          Maintenance, Etc......................................................................... 61
         6.9.          Nature of Business....................................................................... 61
         6.10.         Restricted Payments...................................................................... 61
         6.11.         Payment of Dividends by Subsidiaries..................................................... 62
         6.12.         Transactions with Affiliates............................................................. 62
         6.13.         Negative Pledge.......................................................................... 62
         6.14.         Consolidations, Mergers and Sales of Assets.............................................. 64
         6.15.         Leverage Test............................................................................ 65
         6.16.         Subsidiary Debt Limitation............................................................... 65

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                                   ARTICLE VII

                                    DEFAULTS


         7.1.           .........................................................................................65
         7.2.           .........................................................................................65
         7.3.           .........................................................................................66
         7.4.           .........................................................................................66
         7.5.           .........................................................................................66
         7.6.           .........................................................................................66
         7.7.           .........................................................................................66
         7.8.           .........................................................................................66
         7.9.           .........................................................................................67
         7.10.          .........................................................................................67
         7.11.          .........................................................................................67
         7.12.          .........................................................................................67
         7.13.          .........................................................................................67




                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES


         8.1           Acceleration............................................................................. 68
         8.2           Amendments............................................................................... 68
         8.3.          Preservation of Rights................................................................... 69



                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1.          Survival of Representations.............................................................. 70
         9.2.          Headings................................................................................. 70
         9.3.          Entire Agreement......................................................................... 70
         9.4.          Several Obligations...................................................................... 70
         9.5.          Expenses; Indemnification................................................................ 70
         9.6.          Numbers of Documents..................................................................... 72
         9.7.          Severability of Provisions............................................................... 72
         9.8.          Nonliability of Lenders.................................................................. 72
         9.9.          CHOICE OF LAW............................................................................ 72
         9.10.         CONSENT TO JURISDICTION.................................................................. 72
         9.11.         WAIVER OF JURY TRIAL..................................................................... 73
         9.12.         Confidentiality.......................................................................... 73

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                                    ARTICLE X

                                   THE AGENTS


         10.1.         Appointment.............................................................................. 73
         10.2.         Powers................................................................................... 73
         10.3.         General Immunity......................................................................... 73
         10.4.         No Responsibility for Loans, Recitals, etc............................................... 74
         10.5.         Action on Instructions of Lenders........................................................ 74
         10.6.         Employment of Agents and Counsel......................................................... 74
         10.7.         Reliance on Documents; Counsel........................................................... 75
         10.8.         Agent's Reimbursement and Indemnification................................................ 75
         10.9.         Rights as a Lender....................................................................... 75
         10.10.        Lender Credit Decision................................................................... 75
         10.11.        Successor Agent.......................................................................... 76
         10.12.        Agents' Fees............................................................................. 76



                                   ARTICLE XI

                             SETOFF RATABLE PAYMENTS


         11.1.         Setoff................................................................................... 76
         11.2.         Ratable Payments......................................................................... 77



                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS


         12.1.         Successors and Assigns................................................................... 77
         12.2.         Participations........................................................................... 78
                       12.2.1.       Permitted Participants; Effect............................................. 78
                       12.2.2.       Voting Rights.............................................................. 78
         12.3.         Assignments.............................................................................. 79
                       12.3.1.       Permitted Assignments...................................................... 79
                       12.3.2.       Effect; Effective Date..................................................... 79
         12.4.         Dissemination of Information............................................................. 80
         12.5.         Tax Treatment............................................................................ 80
         12.6.         Increased Costs.......................................................................... 80

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                                  ARTICLE XIII

                                     NOTICES


         13.1.         Giving Notice............................................................................ 80

                                   ARTICLE XIV

                         REPRESENTATIONS AND WARRANTIES
                            OF ELIGIBLE SUBSIDIARIES

         14.1.         Existence and Power...................................................................... 81
         14.2.         Corporate or Partnership and Governmental Authorization; Contravention................... 81
         14.3.         Binding Effect........................................................................... 81
         14.4.         Taxes.................................................................................... 81

                                   ARTICLE XV

                                    GUARANTY

         15.1.         The Guaranty............................................................................. 82
         15.2.         Guaranty Unconditional................................................................... 82
         15.3.         Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances.............. 83
         15.4.         Waiver by the Company.................................................................... 83
         15.5.         Subrogation.............................................................................. 84
         15.6.         Stay of Acceleration..................................................................... 84



                                   ARTICLE XVI

                           COUNTERPARTS; EFFECTIVENESS

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PRICING SCHEDULE

Schedule 6.11 Subsidiary Restrictions

Exhibit "A"   Note

Exhibit "B-1" Form of Opinion of Kirkland & Ellis

Exhibit "B-2" Form of Opinion of General Counsel

Exhibit "C"   Form of Competitive Bid Quote Request

Exhibit "D"   Form of Competitive Bid Quote

Exhibit "E"   Form of Assignment Agreement

Exhibit "F"   Form of Loan/Credit Related Money Transfer
                        Instruction

Exhibit "G"   Form of Election to Participate

Exhibit "H"   Form of Election to Terminate

Exhibit "I"   Form of Opinion of Counsel for Eligible
                        Subsidiary

Exhibit "J"   Form of Opinion of Counsel for the Agents

Page vii

                                    FIVE-YEAR
                                CREDIT AGREEMENT


                  This Five-Year Credit Agreement, dated as of April 1, 1997, is among The ServiceMaster Company Limited Partnership, the Lenders, The First National Bank of Chicago, as Administrative Agent, and Morgan Guaranty Trust
Company of New York, as Documentation Agent. The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.1 Defined Terms.  As used in this Agreement:

                  "Absolute Rate" means, with respect to a Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower pursuant to Section 2.3.4.

                  "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Absolute Rate Interest Period.

                  "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.3.

                  "Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance or an Absolute Rate Loan, a period of not less than 7 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

                  "Absolute Rate Loan" means a Loan which bears interest at an Absolute Rate.

                  "Acquiring Person" means any Person (other than the Parent, the Surviving Parent and the Surviving Company) or group of two or more Persons acting as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of Equity Interests of the Company,

Page 1
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the Surviving  Company,  the Parent or the Surviving  Parent,  together with all affiliates and associates (as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended) of such Person or Persons.

                  "Administrative Agent" means The First National Bank of Chicago in its capacity as contractual representative for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

                  "Administrative Questionnaire" means, with respect to each Lender, an administrative questionnaire in a form satisfactory to the Administrative Agent and submitted to the Administrative Agent (with a copy to the Company) duly completed by each Lender.

                  "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the Borrower of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, in the case of Fixed Rate Advances, for the same Interest Period and includes a Competitive Bid Advance.

                  "Affected Lender" is defined in Section 3.7.

                  "Affiliate" means any Person (other than a Subsidiary) which directly or indirectly controls, or is controlled by, or is under common control with, the Company. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Equity Interest, by contract or otherwise.

                  "Agent" means the Administrative Agent or the Documentation Agent and "Agents" means both of the foregoing.

                  "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders hereunder, as reduced from time to time pursuant to the terms hereof.

                  "Agreement" means this Credit Agreement, as it may be amended or modified and in effect from time to time.

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                  "Alternate  Base Rate" means,  on any date and with respect to all Floating Rate Advances, a fluctuating rate of interest per annum equal to the higher of (i) the Federal Funds Effective Rate most recently determined by the Administrative Agent plus 1/2% per annum and (ii) the Corporate Base Rate. Changes in the rate of interest on each Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrowers and the Lenders of changes in the Alternate Base Rate, provided, however, that the Administrative Agent's failure to give any such notice will not affect any Borrower's obligation to pay interest to the Lenders on Floating Rate Advances at the then effective Alternate Base Rate.

                  "Alternative Currency" means British Sterling, German Marks, French Francs, Japanese Yen, Dutch Guilders, Swedish Kronor and any other currency (other than Dollars) which is freely transferable and convertible into Dollars in the London interbank market which has been expressly approved in writing as an Alternative Currency for purposes hereof by all Lenders.

                  "Annual Report" is defined in Section 5.4.

                  "Applicable Margin" means the respective margin percentages for each Committed Fixed Rate Advance determined in accordance with the Pricing Schedule.

                  "Approved Multiple" means (a) in respect of any borrowing or prepayment of a Floating Rate Advance, $1,000,000 or any larger integral multiple of $1,000,000, (b) in the case of any other Advance denominated in Dollars, $5,000,000 or any larger integral multiple of $1,000,000 and (c) in the case of any Advance denominated in an Alternative Currency, such multiples of such currency as the Administrative Agent deems appropriate and reasonably comparable to a $3,000,000 minimum Dollar Amount.

                  "Article" means an article of this Agreement unless another document is specifically referenced.

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                  "Assessment  Rate" means, for any CD Interest Period,  the net assessment rate per annum payable to the Federal Deposit Insurance Corporation (or any successor) for the insurance of domestic deposits of the Administrative Agent during the calendar year in which the first day of such CD Interest Period falls, as estimated by the Administrative Agent on the first day of such CD Interest Period.

                  "Board of Directors" prior to the Effective Date of the Reorganization means the Board of Directors of the Corporate General Partner and on or after the Effective Date of the Reorganization means the Board of Directors of the Company.

                  "Borrower" means any Obligor in its capacity as borrower of a Loan or Advance hereunder or as account party in respect of a Letter of Credit hereunder, and "Borrowers" means all such borrowers and account parties. References to "the Borrower" in relation to any Loan, Advance or Letter of Credit are to the Borrower which has borrowed or which proposes to borrow such Loan or Advance or which is the account party in respect of such Letter of Credit.

                  "Borrowing Date" means a date on which an Advance is made or to be made hereunder.

                  "British Sterling" means the lawful currency of the United Kingdom.

                  "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurocurrency Committed Advances or Eurocurrency Bid Rate Advances, a day other than Saturday or Sunday on which banks are open for business in Chicago and New York City and on which dealings in the relevant currency are carried on in the London interbank market and, where funds are to be paid or made available in an Alternative Currency, on which commercial banks are open for domestic and international business in the place where such funds are paid or made available and (ii) for all other purposes, a day other than Saturday or Sunday on which banks are open for business in Chicago and New York City.

                  "CD Interest Period" means, with respect to a Fixed CD Rate Advance or a Fixed CD Rate Loan, a period of 30, 60, 90 or 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such CD Interest Period would end on a day which is not a Business Day, such CD Interest Period shall end on the next succeeding Business Day.

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                  "Change of Control" shall be deemed to have occurred:
(a) prior to the Effective Date of the Reorganization, on the date on which:

              (i) the Corporate General Partner ceases to have a Controlling General Partnership Interest in both the Company and the Parent; or

             (ii) Voting Stock of the Corporate General Partner sufficient to elect at least a majority of its board of directors ceases to be subject to the voting trust arrangement described in the Form 10-K; or

            (iii) Continuing Directors cease to constitute a majority of the board of directors of the Corporate General Partner; or

             (iv) an Acquiring Person shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 30% (or if such Acquiring Person is WMX Technologies, Inc. or one of its subsidiaries, 40%) of the Limited Partnership Interests in the Company or the Parent; and

                  (b) on and after the Effective Date of the Reorganization, on the date on which:

                  (i) Continuing Directors cease to constitute a majority of the board of directors of the Surviving Parent or, if the Surviving Parent and the Surviving Company shall have merged or consolidated, of the Surviving Company; or

             (ii) the Surviving Company shall cease to be a subsidiary of the Surviving Parent (except by reason of a merger or consolidation between them or the liquidation of the Surviving Company into the Surviving Parent); or

            (iii) an Acquiring Person shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 30% (or if such Acquiring Person is WMX Technologies, Inc. or one of its subsidiaries, 40%) of the Voting Stock in the Surviving Company or the Surviving Parent.

For avoidance of doubt, the Reorganization and related transactions described in the Proxy Statement do not in and of themselves give rise to a Change of Control.

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                  "Commitment"  means,  for each Lender,  the  obligation of the
Lender to make Loans to the Borrowers and/or to participate in Letters of Credit for the account of the Borrowers, all in an aggregate amount not exceeding the amount set forth opposite its signature below or as set forth in an applicable Assignment Agreement substantially in the form of Exhibit "E" hereto received by the Administrative Agent under the terms of Section 12.3, as such amount may be modified from time to time pursuant to the terms of this Agreement.

                  "Committed Advance" means a borrowing hereunder consisting of the aggregate amount of the several Committed Loans made by the Lenders to the Borrower at the same time, of the same Type and, in the case of Fixed Rate Advances, for the same Interest Period.

                  "Committed Borrowing Notice" is defined in Section 2.2.3.

                  "Committed Fixed Rate Advance" means a Fixed CD Rate Advance or a Eurocurrency Committed Advance.

                  "Committed Loan" means a Loan made by a Lender pursuant to
Section 2.2.

                  "Company" means The ServiceMaster Company Limited Partnership, a Delaware limited partnership and its permitted successors and assigns including the Surviving Company following the assumption of the obligations of the Company hereunder pursuant to Section 6.14.

                  "Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the Borrower at the same time, at the same interest basis, and for the same Interest Period.

                  "Competitive Bid Borrowing Notice" isdefined in Section 2.3.4.

                  "Competitive Bid Loan" means a Eurocurrency Bid Rate Loan or an Absolute Rate Loan, as the case may be.

                  "Competitive Bid Margin" means the margin above or below the applicable Eurocurrency Base Rate offered for a Eurocurrency Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurocurrency Base Rate.

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                  "Competitive   Bid  Quote"  means  a  Competitive   Bid  Quote
substantially in the form of Exhibit "D" hereto completed and delivered by a Lender to the Borrower in accordance with Section 2.3.3

                  "Competitive Bid Quote Request" means a Competitive Bid Quote Request substantially in the form of Exhibit "C" hereto completed and delivered by the Borrower in accordance with Section 2.3.3.

                  "Consolidated Debt" means at any date, without duplication, the Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                  "Consolidated EBIT" means, for any fiscal period, without duplication, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense and (ii) income tax expense.

                  "Consolidated EBITDA" means, for any fiscal period, without duplication, Consolidated EBIT for such period plus to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of depreciation and amortization. In the event of a purchase by the Company or a Consolidated Subsidiary of all or any portion of the minority interest in SMCS, Consolidated EBITDA for any period of four consecutive fiscal quarters ending on or after the date of such purchase and prior to the first anniversary thereof shall be determined as if such purchase had been made on the first day of such four-quarter period.

                  "Consolidated Interest Expense" means, for any fiscal period, without duplication, the interest expense of the Company and its Consolidated Subsidiaries plus dividends accrued on preferred stock of the Company or a Consolidated Subsidiary which constitutes Debt, all determined on a consolidated basis for such period.

                  "Consolidated Net Income" means, for any fiscal period, without duplication, the net income of the Company and its Consolidated Subsidiaries (before dividends on preferred stock of the Company) determined on a consolidated basis for such period, exclusive of the effect of (i) any extraordinary or other unusual gain and (ii) any extraordinary or other unusual losses, write-offs or write-downs to the extent that such losses, write-offs or write-downs do not represent a cash expenditure in such period and will not represent a cash expenditure in any future period.

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                  "Consolidated  Subsidiary" means at any date any Subsidiary or other entity which would be consolidated with the Company in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP.

                  "Continuing Director" means (i) a director of the Corporate General Partner at the date of this Agreement and (ii) an individual who after the date of this Agreement becomes a director of the Corporate General Partner (including any successor Corporate General Partner) or, after the Effective Date of the Reorganization, of the Company and/or the Parent (x) in connection with the death, disability or retirement of an incumbent director, or otherwise in the ordinary course of the affairs of the corporation and (y) whose election was effected or recommended by a majority of the Continuing Directors then in office (or by a nominating committee appointed by such a majority of Continuing Directors). For avoidance of doubt, the foregoing definition contemplates that the same individuals would successively constitute the Continuing Directors of the Corporate General Partner, any successor Corporate General Partner and, upon consummation of the Reorganization, the Parent and/or the Company, subject to normal turnover.

                  "Controlling General Partner Interest" means a General Partnership Interest which permits the owner of such General Partnership Interest to direct the management of a general partnership or a limited partnership.

                  "Conversion/Continuation Notice" is defined in Section 2.2.4.

                  "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by the Administrative Agent from time to time, changing when and as said corporate base rate changes.

                  "Corporate General Partner" means ServiceMaster Management Corporation, a Delaware corporation, and its successors.

                  "Debt" of any Person means at any date,  without  duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable or accrued expenses arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person issuing a letter of credit or similar instrument, (vi) any preferred stock issued by such Person which is redeemable otherwise than at the sole option of such Person for consideration other than Equity Interests in such Person, in the Company or in the Parent, (vii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and
(viii) all Guaranties by such Person of Debt of others.

                  "Debt Limit" means, at any date, the product of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters ending at the date of the balance sheet most recently delivered (or required to be delivered) on or prior to such date pursuant to Section 5.5 or 6.1 and (b) the applicable Leverage Factor.

                  "Default" means an event described in Article VII.

                  "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions. Any determination of the amount of Derivatives Obligations owing at any time shall be calculated net of offsets available at such time under any applicable netting agreement.

                  "Disclosure Documents" is defined in Section 5.4.

                  "Documentation Agent" means Morgan, in its capacity as the contractual representative for all of the Banks for purposes of this Agreement, as designated and appointed in accordance with Article X, any successor thereto as provided herein.

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
                  "Dollar Amount" means (i) in relation to any Advance or Letter of Credit Liabilities denominated in Dollars, the aggregate principal or face amount thereof and (ii) in relation to any Advance or Letter of Credit
Liabilities denominated in an Alternative Currency, the equivalent amount thereof in Dollars determined by the Administrative Agent pursuant to Section
2.5.13. The Dollar Amount of any Advance or Letter of Credit Liabilities denominated in an Alternative Currency at any date is the Dollar Amount thereof determined as of such date or, if no Dollar Amount is determined as of such date in accordance with Section 2.5.13, then determined as of the then most recent date for which such a determination has been made. Any Advance or Letter of Credit Liabilities denominated in an Alternative Currency shall be deemed utilization of the Commitments in an amount equal to the Dollar Amount thereof.

                  "Dollars" and the sign "$" mean the lawful currency of the United States of America.

                  "D&P" means Duff & Phelps, Inc.

                  "Dutch Gilders" means the lawful currency of The Netherlands.

                  "Effective Date of the Reorganization" means the date upon which the Reorganization shall be effective.

                  "Election to Participate" means an Election to Participate substantially in the form of Exhibit "G" hereto.

                  "Election  to  Terminate"   means  an  Election  to  Terminate
substantially in the form of Exhibit "H" hereto.

                  "Eligible Subsidiary" means any Subsidiary of the Company as to which an Election to Participate shall have been delivered to the Agents and as to which an Election to Terminate shall not have been delivered to the Agents. Each such Election to Participate and Election to Terminate shall be duly executed on behalf of such Subsidiary and the Company. The delivery of an Election to Terminate with respect to an Eligible Subsidiary shall not affect any obligation of such Eligible Subsidiary theretofore incurred. The Administrative Agent shall promptly give notice to the Lenders of the receipt of any Election to Participate or Election to Terminate.

                  "Equity Interest" means, in the case of a corporation, stock of any class, and in the case of a partnership or a limited partnership, a General Partnership Interest or Limited Partnership Interest, but excluding preferred stock which constitutes Debt.

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
                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Eurocurrency Auction" means a solicitation of Competitive Bid Quotes setting forth Competitive Bid Margins pursuant to Section 2.3.

                  "Eurocurrency Base Rate" means, with respect to a Eurocurrency Committed Advance, a Eurocurrency Committed Loan, a Eurocurrency Bid Rate
Advance or a Eurocurrency Bid Rate Loan for the relevant Eurocurrency Interest Period, the average of the respective rates per annum at which deposits in Dollars or, in the case of any Eurocurrency Loan denominated in an Alternative Currency, the relevant Alternative Currency are offered to each of the Reference Banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period (or, in the case of a Competitive Bid Advance, the amount which would have been the amount of the Loan of such Reference Bank if such Advance were a Committed Advance).

                  "Eurocurrency Bid Rate" means, with respect to a Loan made by a given Lender for the relevant Eurocurrency Interest Period, the sum of (i) the Eurocurrency Base Rate and (ii) the Competitive Bid Margin offered by such Lender and accepted by the Borrower pursuant to Section 2.3.4(i).

                  "Eurocurrency Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurocurrency Bid Rate.

                  "Eurocurrency Bid Rate Loan" means a Competitive Bid Loan which bears interest at a Eurocurrency Bid Rate.

                  "Eurocurrency Committed Advance" means an Advance which bears interest at a Eurocurrency Rate requested by the Borrower pursuant to Section 2.2.

                  "Eurocurrency   Committed  Loan"  means  a  Loan  which  bears
interest at a Eurocurrency  Rate  requested by the Borrower  pursuant to Section
2.2.

                  "Eurocurrency Interest Period" means, with respect to a Eurocurrency Committed Advance, a Eurocurrency Committed Loan, a Eurocurrency Bid Rate Advance or a Eurocurrency Bid Rate Loan, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurocurrency Interest Period shall end on the day which corresponds numerically to such date of commencement one, two, three or six months thereafter, provided, however, that any such period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such period) shall end on the last Business Day of a calendar month. If a Eurocurrency Interest Period would otherwise end on a day which is not a Business Day, such Eurocurrency Interest Period shall end on the next succeeding Business Day, provided, however, that if such next succeeding Business Day falls in a new month, such Eurocurrency Interest Period shall end on the immediately preceding Business Day.

                  "Eurocurrency Loan" means a Eurocurrency Committed Loan or a Eurocurrency Bid Rate Loan, as applicable.

                  "Eurocurrency Rate" means, with respect to a Eurocurrency Committed Advance or a Eurocurrency Committed Loan for the relevant Eurocurrency Interest Period, the sum of (a) the Eurocurrency Base Rate applicable to such Eurocurrency Interest Period plus (b) the Applicable Margin.

                  "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York; or (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

                  "Financial Officers" means with respect to the Company and any Eligible Subsidiary, prior to the Effective Date of the Reorganization, the Chief Financial Officer or Treasurer of the Corporate General Partner and subsequent to the Effective Date of the Reorganization, the Chief Financial Officer or Treasurer of the Company.

                  "First  Chicago"  means The First  National Bank of Chicago in
its  individual  capacity,   and  its  successors  and  assigns  (by  merger  or
otherwise).

                  "Fixed CD Base Rate" means, with respect to a Fixed CD Rate Advance or a Fixed CD Rate Loan for the relevant CD Interest Period, the rate determined by the Administrative Agent to be the arithmetic average of the rates reported to the Administrative Agent as the prevailing bid rate for the purchase at face value at or before 10:00 a.m. (Chicago time) on the first day of such CD Interest Period by three certificate of deposit dealers in New York or Chicago of recognized standing selected by the Administrative Agent of certificates of deposit of each Reference Bank in the approximate amount of such Reference Bank's relevant Fixed CD Rate Loan and having a maturity approximately equal to such CD Interest Period.

                  "Fixed CD Rate" means, with respect to a Fixed CD Rate Advance or Fixed CD Rate Loan for the relevant CD Interest Period, a rate per annum equal to the sum of (i) the quotient of (a) the Fixed CD Base Rate applicable to that CD Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to that CD Interest Period, plus (ii) the Assessment Rate applicable to that CD Interest Period, plus (iii) the Applicable Margin.

                  "Fixed CD Rate Advance" means an Advance which bears interest at a Fixed CD Rate.

                  "Fixed CD Rate Loan" means a Loan which bears interest at a Fixed CD Rate.

                  "Fixed Rate" means the Fixed CD Rate, the Eurocurrency Rate, the Eurocurrency Bid Rate or the Absolute Rate.

                  "Fixed Rate Advance" means an Advance which bears interest at a Fixed Rate.

                  "Fixed Rate Loan" means a Loan which bears interest at a Fixed Rate.

                  "Floating Rate" means, for any day, a rate per annum equal to the Alternate Base Rate.

                  "Floating Rate Advance" means an Advance which bears interest at the Floating Rate.

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
                  "Floating Rate Loan" means a Loan which bears interest at the Floating Rate.

                  "Form 10-K" is defined in Section 5.4.

                  "French Francs" means the lawful currency of France.

                  "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America.

                  "General Partnership Interest" means the interest of a general partner in a general partnership and the interest of a general partner in a limited partnership.

                  "German Marks" means the lawful currency of Germany.

                  "Guaranties" by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Debt or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Debt, (y) to maintain income, working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Debt, or (iii) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Debt of the ability of the primary obligor to make payment of the Debt, or (iv) otherwise to assure the owner of the Debt of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Debt shall be deemed to be Debt equal to the principal amount of such Debt which has been guaranteed.

                  "Interest Coverage Ratio" means, as at the last day of any fiscal quarter, the ratio of Consolidated EBIT for the period of four fiscal quarters then ended to Consolidated Interest Expense for such four-quarter period.

                  "Interest Period" means a CD Interest Period, a Eurocurrency Interest Period or an Absolute Rate Interest Period.

                  "Issuing Bank" means any Lender which shall have been appointed an Issuing Bank for purposes of this Agreement by the Company and which shall have accepted such appointment in a signed writing. A copy of each such appointment and acceptance shall be promptly furnished to the Administrative Agent.

                  "Issuing Bank Limit" means, with respect to any Issuing Bank, such amount, if any, less than the Letter of Credit Commitment which such Issuing Bank and the Company shall have agreed as the limit on the aggregate Dollar Amount and/or amounts of particular currencies of Letter of Credit Liabilities at any time in respect of Letters of Credit issued by such Issuing Bank hereunder.

                  "Japanese Yen" means the lawful currency of Japan.

                  "Lenders" means the financial institutions listed on the signature pages of this Agreement and their respective successors and assigns including the Issuing Bank in such capacity.

                  "Lending Installation" means any office, branch, subsidiary or affiliate of any Lender or the Administrative Agent.

                  "LC Fee Rate" means a rate per annum for letter of credit fees determined in accordance with the Pricing Schedule.

                  "Letter of Credit" means a letter of credit issued or to be issued hereunder by an Issuing Bank in accordance with Section 2.7.

                  "Letter of Credit Commitment" means the lesser of (x) $150,000,000 and (y) the Aggregate Commitment.

                  "Letter of Credit Liabilities" means, for any Lender and at any time, such Lender's ratable participation in the sum of (x) the aggregate amount then owing by the Borrowers in respect of amounts drawn under Letters of Credit and (y) the aggregate amount then available for drawing under all Letters of Credit.

                  "Leverage Factor" means, with respect to any period of four consecutive fiscal quarters, if such period ends (a) prior to the fiscal quarter in which the Effective Date of the Reorganization occurs, 4.25, (b) with the fiscal quarter in which the Effective Date of the Reorganization occurs, 4.25,
(c) with the fiscal quarter immediately following the fiscal quarter in which the Effective Date of the Reorganization occurs, 4.05, (d) with the second fiscal quarter following the fiscal quarter in which the Effective Date of Reorganization occurs, 3.825 and (e) with any fiscal quarter thereafter, 3.6.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purpose of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien (i) any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement or other title retention agreement relating to such asset or any capital lease or (ii) any account receivable transferred by it with recourse for collectibility (including any such transfer subject to a holdback or similar arrangement which effectively imposes the risk of collectibility upon the transferor).

                  "Limited Partnership Interest" means the interest of a limited partner in a limited partnership.

                  "Loan" means, with respect to a Lender, such Lender's portion, if any, of any Advance.

                  "Loan Documents" means this Agreement, the Notes and each Election to Participate and Election to Terminate.

                  "Material Adverse Effect" means (i) a material adverse effect on the properties, business, operations or financial condition of the Company and its Subsidiaries taken as a whole, (ii) a material adverse effect on the ability of the Company to perform its obligations under the Loan Documents or
(iii) any material impairment of the rights and remedies of the Agents and the Lenders against the Obligors under the Loan Documents.

                  "Material Commitment" means a legally binding commitment by one or more banks or other financial institutions to extend credit to the Company and/or its Subsidiaries in an aggregate amount of $25,000,000 or more pursuant to a written agreement signed by the Company or a Subsidiary.

                  "Material  Subsidiary"  means (i) any Eligible  Subsidiary and
(ii) any other Subsidiary which has consolidated assets or consolidated annual revenues of more than $10,000,000.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Morgan" means Morgan Guaranty Trust Company of New York in its individual capacity, and its successors and assigns.

                  "Note" means a promissory note in substantially the form of Exhibit "A" hereto, duly executed and delivered to the Documentation Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.


                  "Notice of Issuance" has the meaning set forth in
Section 2.7.2.

                  "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, all accrued and unpaid fees and all other reimbursements, indemnities or other obligations of the Obligors to any Lender or Agent arising under the Loan Documents.

                  "Obligor" means the Company or any Eligible Subsidiary, and "Obligors" means all of them.

                  "Parent"  means  The  ServiceMaster  Limited  Partnership,   a
Delaware limited partnership, and its successors, including any corporate successor resulting from the Reorganization.

                  "Partnership Interest" means Limited Partnership Interests and General PartnershipInterests.

                  "Payment Date" means the fifteenth day of each March, June, September, and December.

                  "Person" means any  corporation,  limited  liability  company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

                  "Plans" is defined in Section 5.11.

                  "Pricing Level" is defined in the Pricing Schedule.

                  "Pricing Schedule" means the Schedule hereto entitled "Pricing Schedule".

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
                  "Proxy Statement" means the Proxy Statement/Prospectus dated December 11, 1991 of the Parent.

                  "Reference Banks" means Bank of America NT & SA, NationsBank, N.A., First Chicago and Morgan. If any such Reference Bank ceases to be a Lender, the Company and the Agents shall designate another Lender as a replacement Reference Bank.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

                  "Regulations U and X" means Regulations U and X of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulations or official interpretations of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stock applicable to member banks of the Federal Reserve System.

                  "Reorganization"   means  the  change  in  the  organizational
structure of the ServiceMaster enterprise substantially as described in the Proxy Statement.

                  "Replacement Lender" is defined in Section 3.7.

                  "Required Lenders" means Lenders in the aggregate having at least 66-2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66-2/3% of the sum of the aggregate unpaid Dollar Amount of the outstanding Advances and the aggregate Dollar Amount of all Letter of Credit Liabilities.

                  "Reserve Requirement" means, with respect to a Eurocurrency Interest Period or a CD Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on new non-personal time deposits of $100,000 or more with a maturity equal to that of the CD Interest Period (in the case of Fixed CD Rate Advances or Fixed CD Rate Loans) or on Eurocurrency liabilities (in the case of Eurocurrency Committed Advances or Eurocurrency Committed Loans). The Reserve Requirement shall be adjusted automatically on and as of the effective date of any change in the applicable reserve requirement.

                  "Restricted Payments" means, without duplication:

                           (a) the  declaration or payment by the Company of any
                  dividends or distributions, either in cash or property, on any Equity Interest of the Company (except dividends or other distributions to the extent payable solely in Partnership Interests of the Company or capital stock of the Company);

                           (b) the purchase, acquisition, redemption or retirement by the Company directly or indirectly, or through any Subsidiary, of any Equity Interest of the Company or the Parent or any warrants, rights or options to purchase or acquire any Equity Interest of the Company or the Parent; and

                           (c) to the extent not  included  in clause (a) or (b)
                  above, any other payment or distribution by the Company, either directly or indirectly or through any Subsidiary, in respect of any Equity Interest of the Company or the Parent.

                  "SMCS"   means   ServiceMaster   Consumer   Services   Limited
Partnership, a Delaware limited partnership.

                  "SMMS"  means   ServiceMaster   Management   Services  Limited
Partnership, a Delaware limited partnership.

                  "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

                  "Security" shall have the same meaning as in Section (2)(1) of the Securities Act of 1933, as amended.

                  "S&P" means Standard & Poor's Ratings Group.

                  "Stop Issuance Notice" is defined in Section 2.7.7.

                  The term "subsidiary" means, as to any particular parent business entity, any business entity of which such parent business entity and/or one or more business entities which are themselves subsidiaries of such parent business entity, (i) in the case of any corporation, own more than 50% of the Voting Stock, or (ii) in the case of any partnership other than SMCS and SMMS, own a Controlling General Partnership Interest and, if any such partnership is a limited partnership, own more than 50% of the Limited Partnership Interest; provided, however, SMCS and SMMS shall be deemed subsidiaries of the Company so long as (i) prior to the Effective Date of the Reorganization the Controlling General Partnership Interest shall be owned by the Corporate General Partner and
(ii) the Company owns more than 50% of the Partnership Interests therein.

                  The term "Subsidiary" means a subsidiary of the Company.

                  "Surviving   Company"  means  ServiceMaster   Corporation,   a
Delaware corporation, which as part of the Reorganization, shall be a wholly-owned Subsidiary of the Surviving Parent, and its successors. As part of the Reorganization the Parent and the Company will be liquidated into the Surviving Company and the Surviving Company will assume the obligations of the Company under the Loan Documents pursuant to Section 6.14.

                  "Surviving Parent" means ServiceMaster Incorporated, a Delaware corporation, which shall own 100% of the outstanding Voting Stock of the Company following the consummation of the Reorganization, and its successors. The Surviving Company and the Surviving Parent may merge or consolidate as part of or following the Reorganization, in which case the resulting or surviving entity shall be the Surviving Company for purposes of this Agreement, or the Surviving Company may liquidate into the Surviving Parent, in which case the Surviving Parent shall become and be the Surviving Company, all in accordance with Section 6.14.

                  "Swedish Kronor" means the lawful currency of the Kingdom of Sweden.

                  "Termination Date" means April 1, 2002, unless the Commitments are earlier terminated pursuant to the terms hereof.

                  "364-Day Agreement" means the 364-Day Credit Agreement dated as of April 1, 1997 among the Company, the Lenders listed therein, First Chicago, as Administrative Agent and Morgan, as Documentation Agent.

                  "Transferee" is defined in Section 12.4.

                  "Type" means, with respect to any Loan or Advance, its nature as a Floating Rate Advance or Loan, Fixed CD Rate Advance or Loan, Eurocurrency Committed Advance or Loan in a particular currency, Eurocurrency Bid Rate Advance or Loan in a particular currency or Absolute Rate Advance or Loan.

                  "Unmatured Default" means an event which, but for the lapse of time or the giving of notice, or both, would constitute a Default.

                  "Voting Equity Interest" means Voting Stock and General Partnership Interests.

                  "Voting Stock" means Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                  "WMX Repurchase" is defined in Section 6.2.

                  The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                  1.2. Accounting Terms and Determinations.2. Accounting Terms and . Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Parent's independent public accountants) with the most recent audited consolidated financial statements of the Parent and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the Documentation Agent that the Company wishes to amend any covenant in Article VI to eliminate the fact of any change in GAAP on the operation of such covenant (or if the Documentation Agent notifies the Company that the Required Lenders wish to amend Article VI for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

     1.3 Rules of Construction. Any reference contained in any of the Loan Documents to "knowledge" or "awareness" of the Company or any Eligible Subsidiary shall be deemed limited to the "knowledge" or "awareness" of one or more Financial Officers.

     1.4 Rounding. All determinations of rates per annum under this Agreement shall be rounded to the nearest 1/100th of 1% (with 0.0050% being rounded upward to 0.01%).

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                                   ARTICLE II

                                  THE FACILITY

     2.1.          The Facility.

     2.1.1 Description of Facility. The Lenders grant to the Borrowers a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set out:

                  (i) each Lender severally agrees to make Committed Loans in Dollars or (in the case of Eurocurrency Committed Loans) in Alternative Currencies to the Borrowers in accordance with Section 2.2;

             (ii) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans in Dollars or (in the case of Eurocurrency Bid Rate Loans) in Alternative Currencies to the Borrowers in accordance with Section 2.3;

                  (iii) each Issuing Bank shall, on the terms and conditions set forth in Section 2.7, issue Letters of Credit for the account of the Borrowers, and each Lender shall participate therein ratably in the proportion which its Commitment bears to the Aggregate Commitment; and

                  (iv) in no event may the sum of the aggregate Dollar Amount of all outstanding Advances to all Borrowers (including both the Committed Advances and the Competitive Bid Advances) plus the aggregate Dollar Amount of all Letter of Credit Liabilities exceed the Aggregate Commitment.

                  2.1.2. Availability of Facility; Required Payments.1.2. Availability of . Subject to the terms and conditions set forth in this Agreement, the facility is available from the date of this Agreement to the Termination Date, and the Borrowers may borrow, repay and reborrow at any time prior to the Termination Date. The Commitments hereunder shall expire on the Termination Date and all outstanding Advances and all other unpaid Obligations shall be paid in full on the Termination Date.

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                  2.2.    Committed Advances

                  2.2.1. Committed Advances. From and including the date of this Agreement and prior to the Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Committed Loans to the Borrowers from time to time in Dollar Amounts not to exceed in the aggregate at any one time outstanding to all Borrowers the amount of such Lender's
Commitment less the aggregate Dollar Amount, at such time, of such Lender's Letter of Credit Liabilities. Each Committed Advance hereunder shall consist of borrowings made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment. The Committed Advances shall be evidenced by the Notes and shall be repaid as provided by the terms of Section 2.1.2.

                  2.2.2. The Committed Advances may be Floating Rate Advances, Fixed CD Rate Advances or Eurocurrency es Committed Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.2.3 and 2.2.4.

                  2.2.3. Method of Selecting Types and Interest Periods for New Committed . The Borrower shall select the Type of Advance and, in the case of each Fixed Rate Advance, the Interest Period applicable to each Committed Advance from time to time. The Borrower shall give the Administrative Agent notice (a "Committed Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date of each Floating Rate Advance, two Business Days before the Borrowing Date of each Fixed CD Rate Advance, three Business Days before the Borrowing Date for each Eurocurrency Committed Advance denominated in Dollars and five Business Days before the Borrowing Date for each Eurocurrency Committed Advance denominated in an Alternative Currency. A Committed Borrowing Notice shall specify:

             (i) the Borrowing Date, which shall be a Business Day, of such Committed Advance;

            (ii) the aggregate principal amount of such Committed Advance;

           (iii) the Type of Committed Advance selected (including, in the case of a Eurocurrency Committed Advance, the currency in which such Advance is to be denominated); and

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            (iv) in the case of each Committed Fixed Rate Advance,  the Interest
         Period  applicable  thereto  (which  may not end after the  Termination
         Date).

Subject to Section 3.3, each Committed Borrowing Notice shall be irrevocable.

                  2.2.4. Conversion and Continuation of Outstanding Committed Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are either prepaid in accordance with
Section 2.5.3 or converted into Committed Fixed Rate Advances denominated in Dollars. Unless sooner prepaid in accordance with Section 2.5.3 or converted in accordance with this Section, each Committed Fixed Rate Advance of any Type shall continue as a Fixed Rate Advance of such Type until the end of the then applicable Interest Period therefor, at which time (x) if such Fixed Rate Advance is a Committed Fixed Rate Advance denominated in Dollars such Committed Fixed Rate Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Administrative Agent a timely notice of prepayment thereof pursuant to Section 2.5.3 or a timely Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Committed Fixed Rate Advance either continue as a Committed Fixed Rate Advance of such Type for the same or another Interest Period or be converted into an Advance of another Type denominated in Dollars and (y) subject to Section 2.5.13(b), if such Fixed Rate Advance is a Committed Fixed Rate Advance denominated in an Alternative Currency, such Committed Fixed Rate Advance shall be automatically continued as a Committed Fixed Rate Advance in the same Alternative Currency for an additional Interest Period of one month, unless the Borrower shall have given the Administrative Agent a timely notice of prepayment thereof pursuant to
Section 2.5.3 or a timely Continuation Notice requesting that at the end of such Interest Period such Committed Fixed Rate Advance continue as a Committed Fixed Rate Advance for another Interest Period. If the Administrative Agent does not receive such timely notice of prepayment or Continuation Notice, it shall notify the Lenders to such effect on the date such notice is due. Subject to the terms of Section 2.5.2, the Borrower may elect from time to time to convert all or any part of a Committed Advance of any Type denominated in Dollars into any other Type or Types of Committed Advances denominated in Dollars; provided that any conversion of any Committed Fixed Rate Advance on any day other than the last day of the Interest Period applicable thereto shall be subject to Section 3.4.

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The    Borrower    shall    give   the    Administrative    Agent    notice   (a
"Conversion/Continuation Notice") of each conversion of a Committed Advance or continuation of a Committed Fixed Rate Advance not later than 10:00 a.m. (Chicago time) on the date of, in the case of a conversion into a Floating Rate Advance, or two Business Days, in the case of a conversion into or continuation of a Fixed CD Rate Advance, three Business Days, in the case of a conversion into or continuation of a Eurocurrency Committed Advance denominated in Dollars or five Business Days, in the case of a continuation of a Eurocurrency Committed Advance denominated in an Alternative Currency, prior to the date of, the requested conversion or continuation, specifying:

             (i) the requested date, which shall be a Business Day, of such conversion or continuation;

            (ii) the aggregate amount and Type of the Committed Advance which is to be converted or continued; and

           (iii) the amount and Type(s) of Committed Advance(s) into which such Committed Advance is to be converted or continued and, in the case of a conversion into or continuation of a Committed Fixed Rate Advance, the duration of the Interest Period applicable thereto (which may not end after the Termination Date).

Subject  to  Section   3.3,   each   Conversion/Continuation   Notice  shall  be
irrevocable. Changes in the currency in which an Advance is denominated may not be effected by a conversion pursuant to this Section 2.2.4.

                  2.3.          Competitive Bid Advances.

                  2.3.1. Competitive Bid Option; Repayment of Competitive Bid Advances. In addition to Committed Advances pursuant to Section 2.2, but subject to the terms and conditions set forth in this Agreement (including, without limitation, the limitation set forth in Section 2.1.1(iv) as to the maximum aggregate Dollar Amount of all outstanding Advances and Letter of Credit Liabilities hereunder and the limitation set forth in Section 4.3(iii) as to the minimum credit standing for Competitive Bid Advances), any Borrower may, as set forth in this Section 2.3, request the Lenders, prior to the Termination Date,

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to make offers to make  Competitive  Bid Advances to such Borrower.  Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.3. Competitive Bid Advances shall be evidenced by the Notes. Each Competitive Bid Advance shall be repaid in full by the Borrower on the last day of the Interest Period applicable thereto.

                  2.3.2. When the Borrower wishes to request offers to make Competitive Bid Loans under Section 2.3, it shall transmit to each Lender by telex or telecopy a Competitive Bid Quote Request so as to be received no later than (i) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a Eurocurrency Auction denominated in Dollars, (ii) 10:00 a.m. (Chicago time) at least seven Business Days prior to the Borrowing Date, in the case of a Eurocurrency Auction denominated in an Alternative Currency or (iii) 10:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction specifying:

         (a) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advance;

         (b)      the aggregate principal amountof such Competitive Bid Advance;

         (c) whether the Competitive Bid Quotes requested are to set forth a Competitive Bid Margin or an Absolute Rate, or both;

         (d) in the case of a Eurocurrency Auction, the currency in which the Loans are to be denominated; and

         (e) the Interest Period applicable thereto (which may not end after the Termination Date).

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period and for a Eurocurrency Auction and an Absolute Rate Auction in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within 3 Business Days of any other Competitive Bid Quote Request. Each Competitive Bid Quote Request shall be in an Approved Multiple.

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                  2.3.3.  Submission and Contents of Competitive Bid Quotes.
              (i) Each Lender may, in its sole discretion, submit to the Borrower a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section
2.3.3 and must be submitted to the Borrower by telecopy at its address specified in or pursuant to Article XIII not later than (a) 1:00 p.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurocurrency Auction denominated in Dollars, (b) 1:00 p.m. (Chicago time) at least five Business Days prior to the proposed Borrowing Date, in the case of a Eurocurrency Auction denominated in an Alternative Currency or (c) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction. Subject to Articles IV and VIII, any Competitive Bid Quote so made shall be irrevocable.

             (ii) Each Competitive Bid Quote shall in any case specify:

                  (a) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

                  (b) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (1) may be greater than, less than or equal to the Commitment of the quoting Lender, (2) must be an Approved Multiple and (3) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

                  (c) in the case of a Eurocurrency Auction, the Competitive Bid Margin offered for each such Competitive Bid Loan;

                  (d) the limit, if any, as to the aggregate principal amount of the Competitive Bid Loans from such Lender which may be accepted by the Borrower;

                  (e) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Loan;

                  (f)  the applicable Interest Period; and

                  (g) the identity of the quoting Lender.

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            (iii) The Borrower shall reject any Competitive Bid Quote that:

                  (a) is not substantially in the form of Exhibit "D" hereto or does not specify all of the information required by Section 2.3.3(ii);

                  (b) contains qualifying, conditional or similar language, other than any such language contained in Exhibit "D" hereto;

                  (c) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

                  (d) arrives after the time set forth in Section 2.3.3(i).

If any Competitive Bid Quote shall be rejected pursuant to this Section 2.3.3(iii), then the Borrower shall notify the relevant Lender of such rejection as soon as practical.

                  2.3.4. Acceptance and Notice by the Borrower.3.4. Acceptance and Notice by . Not later than (a) 2:00 p.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurocurrency Auction denominated in Dollars, (b) 2:00 p.m. (Chicago time) at least five Business Days prior to the proposed Borrowing Date, in the case of a Eurocurrency Auction denominated in an Alternative Currency or (c) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction, the Borrower shall notify each Lender of its acceptance or rejection of the offers so notified to it pursuant to Section 2.3.3; provided, however, that the failure by the Borrower to give such notice to any Lender shall be deemed to be a rejection by the Borrower of all such offers made by such Lender. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept or reject any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.3.3(ii)(d)); provided that:

                  (a) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                  (b) acceptance of offers may only be made on the basis of ascending Competitive Bid Margins or Absolute Rates, as the case may be; and

                  (c) the Borrower may not accept any offer of the type described in Section 2.3.3(iii) or that otherwise fails to comply with the requirements of this Agreement for the purpose of obtaining a Competitive Bid Loan under this Agreement.

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
          2.3.5. Allocation by the Borrower. If offers are made by two or more Lenders with the same Competitive Bid Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are permitted to be accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000 (or the equivalent in an Alternative Currency), as the Borrower may deem appropriate) in proportion to the aggregate principal amount of such offers. Allocations by the Borrower of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Borrower shall promptly, but in any event on the same Business Day in the case of Eurocurrency Bid Rate Advances, and by 11:00 a.m. (Chicago time) in the case of Absolute Rate Advances, notify each Lender that submitted a Competitive Bid Quote of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of such Competitive Bid Advance allocated to each participating Lender.

                  2.3.6. Notice by the Borrower to the Administrative Agent.3.6. Notice by the . Promptly, but in any event on the same Business Day that the Borrower issues any Competitive Bid Borrowing Notice, the Borrower shall give the Administrative Agent notice of the amount, maturity, applicable interest rate and Lender for each Competitive Bid Loan accepted by the Borrower pursuant to such Competitive Bid Borrowing Notice.

          2.4. Facility Fees. The Company hereby agrees to pay to the Administrative Agent for the account of each Lender, ratably in the proportion that such Lender's Commitment bears to the Aggregate Commitment, a per annum facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule) on the daily amount of the Aggregate Commitment, payable quarterly in arrears on each Payment Date and on the Termination Date. All accrued facility fees hereunder shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

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                 2.5.          General Facility Terms.

                 2.5.1. Not later than (i) 12:00 noon (Chicago time) on each Borrowing Date for each Advance denominated in Dollars and (ii) the funding deadline designated by the Administrative Agent in the case of any Advance denominated in an Alternative Currency (which shall be no earlier than 10:00 a.m. local time in the place of payment and no later than 12:00 noon (Chicago time)), each Lender shall make available its Loan or Loans, if any, in immediately available funds, to the Administrative Agent at its address specified pursuant to Article XIII or at such other location as the Administrative Agent shall direct. The Administrative Agent shall promptly deposit the funds so received from the Lenders in the Borrower's account at the Administrative Agent's main office in Chicago or as otherwise directed by the Borrower. Notwithstanding the foregoing provisions of this Section 2.5.1, to the extent that a Loan made to a Borrower by a Lender matures on the Borrowing Date of a requested Loan to such Borrower in the same currency, such Lender shall apply the proceeds of the Loan it is then making to the repayment of principal of the maturing Loan.

                  2.5.2. Minimum Amount of Each Committed Advance.5.2. Minimum Amount of Each . Except as contemplated by Section 2.7.3, each Committed Advance shall be in an Approved Multiple; provided, however, that any Floating Rate Advance may be in the aggregate amount of the unused Aggregate Commitment.

                  2.5.3. The Borrower may from time to time pay all of its outstanding Committed Advances, or, in an Approved Multiple, any portion of the outstanding Committed Advances upon (i) in the case of any Floating Rate Advance, notice to the Administrative Agent not later than 10:00 a.m. (Chicago time) on the date of prepayment, (ii) in the case of any Fixed CD Rate Advance, two Business Days' prior notice to the Administrative Agent, (iii) in the case of any Eurocurrency Committed Advance denominated in Dollars, three Business Days' prior notice to the Administrative Agent and (iv) in the case of any Eurocurrency Committed Advance denominated in an Alternative Currency, five Business Days' prior notice to the Administrative Agent. Any such notice of prepayment shall be irrevocable. All such payments shall be made in immediately available funds to the Administrative Agent at the Administrative Agent's address specified in Article XIII or at any other location specified by the Administrative Agent in accordance with Section 2.5.7 not later than (i) noon (Chicago time) on the date of payment for each Advance denominated in Dollars and (ii) the funding deadline designated by the Administrative Agent in the case of any Advance denominated in

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an Alternative  Currency  (which should be no earlier than 10:00 a.m. local time in the place of payment and no later than 12:00 noon (Chicago time)). Subject to
Section 2.5.13(a), a Competitive Bid Advance may not be prepaid prior to the last day of its applicable Interest Period without the prior consent of the Lender which originally made such Loan, which consent may be given or withheld at the Lender's sole and absolute discretion, provided that no Competitive Bid Advance may be prepaid if there exists a Default. Any prepayment of a Fixed Rate Advance prior to the end of its applicable Interest Period shall be subject to the indemnity provisions of Section 3.4.

                 2.5.4. Subject to the provisions of Section 2.5.5, each Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the earlier of (i) the last day of such Interest Period or (ii) the date of any earlier prepayment as permitted by
Section 2.5.3, at the interest rate determined as applicable to such Advance, payable in the currency of such Advance.

                 2.5.5. Except as provided in the next sentence, any Advance not paid at maturity, whether by acceleration or otherwise, shall bear interest until paid in full at a rate per annum equal to (i) in the case of an Advance denominated in Dollars, the Alternate Base Rate plus 2% per annum, payable upon demand and (ii) in the case of an Advance denominated in an Alternative Currency, the sum of 2% plus the Applicable Margin for Eurocurrency Committed Advances for such day plus the quotient obtained by dividing (x) the average of the respective rates per annum at which one day (or, if such amount due remains unpaid more than five Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in such Alternative Currency in an amount approximately equal to such overdue payment due to each of the Reference Banks (or, in the case of a Competitive Bid Advance, the amount which would have been due to each Reference Bank if such Advance were a Committed Advance) are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Reserve Requirement. In the case of a Fixed Rate Advance the maturity of which is accelerated, such Fixed Rate Advance shall bear interest for the remainder of the applicable Interest Period (or until paid if paid prior to the end of such Interest Period), at the higher of the rate otherwise applicable to such Fixed Rate Advance for such Interest Period plus 2% per annum or the applicable rate specified in the preceding sentence.

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                  2.5.6.  Interest Payment Dates;  Interest Basis.5.6.  Interest
Payment Dates; . Interest accrued on each Fixed Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which such Fixed Rate Advance is prepaid or converted, and at the maturity of such Advance. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, on any date on which such Floating Rate Advance is prepaid, and at the maturity of such Advance. Interest accrued on each Fixed Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each 90 day interval (in the case of Fixed CD Rate Advances or Absolute Rate Advances) or three-month interval (in the case of Eurocurrency Committed
Advances or Eurocurrency Bid Rate Advances) during such Interest Period. Interest on Fixed Rate Loans, facility fees and letter of credit fees hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on Floating Rate Loans shall be calculated for actual days elapsed on the basis of a 365-day year, or, when applicable, 366-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to the deadline specified pursuant to Section 2.5.7. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

               2.5.7.  Subject  to the last  sentence  of  Section  2.5.1 and to
Section 2.7.3., all payments of principal, interest, and fees hereunder shall be made by (i) noon (local time) for each payment in Dollars and (ii) the funding deadline designated by the Administrative Agent for each payment in an Alternative Currency (which shall be no earlier than 10:00 a.m. local time in the place of payment and no later than 12:00 noon (Chicago time)), on the date when due in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other location specified in writing by the Administrative Agent to the Borrower and shall be distributed by the Administrative Agent ratably among all Lenders in the case of fees and payments in respect of Committed Advances and ratably among the applicable Lenders in respect of Competitive Bid Advances. Each payment delivered to the Administrative Agent for the account of any Lender shall be

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delivered promptly by the  Administrative  Agent to such Lender in the same type of funds which the Administrative Agent received at its address specified pursuant to Article XIII or at any location specified in a notice received by the Administrative Agent from such Lender. All payments of the principal of and interest on any Loan shall be made in the currency in which such Loan is denominated.

               2.5.8. Each Lender is hereby authorized to record on the schedule attached to each of its Notes, or otherwise record in accordance with its usual practice, the date and amount of each of its Loans evidenced by such Note; provided, however, that any failure to so record shall not affect the Obligors' obligations under any Loan Document.

                  2.5.9. Notification of Advances, Interest Rates and Prepayments. The Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Committed Borrowing Notice, Conversion/Continuation Notice and repayment notice received by it hereunder promptly and in any event before the close of business on the same Business Day of receipt thereof (or, in the case of borrowing notices with respect to Floating Rate Advances and Absolute Rate Advances, within one hour of receipt thereof). The Administrative Agent will notify each Lender of the interest rate applicable to each Fixed Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

                  2.5.10. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or
(ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such scheduled payment, the Administrative Agent may assume that such scheduled payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such scheduled payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such scheduled payment to

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the  Administrative  Agent,  the recipient of such scheduled  payment shall,  on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of scheduled payment by a Lender, the Federal Funds Effective Rate for such day or (y) in the case of scheduled payment by the Borrower, the interest rate applicable to the relevant Loan.

               2.5.11. The Company may at any time after the date hereof cancel the Aggregate Commitment, in whole, or in a minimum aggregate amount of $10,000,000 (and in integral multiples of $1,000,000 if in excess thereof) ratably among the Lenders upon written notice to the Administrative Agent not later than 10:00 a.m. (Chicago time) on the effective date of cancellation specified therein, which notice shall specify the amount of such reduction;
provided, however, no such notice of cancellation shall be effective to the extent that it would reduce the Aggregate Commitment to an amount which would be less than the sum of the aggregate Dollar Amount of Loans outstanding at the time such cancellation is to take effect plus the aggregate Dollar Amount of all Letter of Credit Liabilities at such time. Any notice of cancellation given pursuant to this Section 2.5.11 shall be irrevocable and shall specify the date upon which such cancellation is to take effect.

               2.5.12. Subject to Section 12.6, each Lender may, by written (including telex or telecopy) notice to the Administrative Agent and the Company, book its Loans and Letter of Credit Liabilities at any Lending Installation selected by such Lender and may from time to time change its Lending Installation and for whose account Loan and Letter of Credit payments are to be made. Each Lender will notify the Administrative Agent and the Company on or prior to the date of this Agreement of the Lending Installation which it intends to utilize for each type of Loan and Letter of Credit hereunder.

               2.5.13. Currency Equivalents. (a) The Administrative Agent shall determine the Dollar Amount of each Advance denominated in an Alternative Currency as of the first day of each Interest Period applicable thereto, and in the case of any such Interest Period of more than three months, at three month intervals after the first day thereof. The Administrative Agent shall determine the Dollar Amount of any Letter of Credit Liabilities denominated in an Alternative Currency on the date of issuance of the related Letter of Credit and at three-month intervals thereafter. The Administrative Agent shall promptly notify the Borrower and the Lenders of each Dollar Amount so determined by it. Each such determination shall be based on the

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spot  rate  at  which  in  accordance   with  normal   banking   procedures  the
Administrative Agent could purchase the Alternative Currency with Dollars in the interbank market in London at 11:00 a.m. (London time) two Business Days prior to the date as of which such Dollar Amount is to be determined. If after giving effect to any such determination of a Dollar Amount, the sum of the aggregate Dollar Amount of all outstanding Advances plus the aggregate Dollar Amount of all Letter of Credit Liabilities exceeds the Aggregate Commitment, the Borrowers shall within five Business Days prepay outstanding Advances (as selected by the Company) to the extent necessary to eliminate such excess; provided that such prepayment shall be applied to outstanding Committed Advances to the extent necessary to prepay such Advances in full before prepayment of any Competitive Bid Advances pursuant to this Section 2.5.13(a).

                  (b) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from any Obligor hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent's London office at 11:00 a.m. (London time) on the Business Day preceding that on which final judgment is given. The obligations of each Obligor in respect of any sum due to any Lender or the Administrative Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased

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is less than the sum originally due to such Lender or the Administrative  Agent, as the case may be, in the specified currency, each Obligor agrees, to the fullest extent that it may effectively do so, as a separate obligation and
notwithstanding   any  such   judgment,   to   indemnify   such  Lender  or  the
Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under
Article XI, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the Company for the account of the Obligors.

               2.5.14. Taxes. (a) Any and all payments by a Borrower hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto excluding, (i) in the case of each Lender and Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction under the laws of which such Lender or Agent is organized or any political subdivision thereof and taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's applicable Lending Installation or any political subdivision thereof and (ii) in the case of each Lender, any United States withholding tax imposed on such payments but only to the extent not attributable to a change in law, regulation, treaty or interpretation after the time such Lender first becomes a party to this Agreement (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities arising out of or related to this Agreement being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.5.14) such Lender or Agent (as the case may be) receives an amount equal to the sum it would have received had no deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and provide such Lender or Agent (as the case may be) with a receipt or other evidence of such payment.

                  (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery, enforcement or registration of, or otherwise with respect to, the Loan Documents or the Letters of Credit (hereinafter referred to as "Other Taxes").

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
                  (c) Each Borrower will indemnify each Lender and Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.5.14) paid by such Lender or Agent and any liability including penalties, interest and expenses arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other governmental entity. This indemnification shall be made to the Administrative Agent for the account of such Lender or Agent (as the case may be) within 30 days from the date such Lender or Agent makes written demand therefor (with a copy, in the case of a demand by a Lender or the Documentation Agent, of such demand to the Administrative Agent). If a Lender or Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been indemnified by a Borrower pursuant to this Section 2.5.14, it shall promptly notify such Borrower of the availability of such refund and, unless such Lender or Agent determines in good faith that it is not in its best interests to do so, shall apply for such refund. If any Lender or Agent receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by a Borrower pursuant to this
Section 2.5.14, it shall promptly notify such Borrower of such refund and shall promptly repay such refund to such Borrower (to the extent of amounts that have been paid by such Borrower under this Section 2.5.14 with respect to such refund), net of all out-of-pocket expenses of such Lender or Agent in obtaining such refund; provided that the Borrower, upon the request of such Lender or Agent agrees to return such refund (plus penalties, interest or other charges) to such Lender or Agent in the event such Lender or Agent is required to repay such refund.

                  (d) Notwithstanding the foregoing, unless, prior to the initial Borrowing Date (in the case of a Lender listed on the signature pages hereto), and prior to the effective date of the Assignment and Acceptance by which it became a Lender (in the case of Lender that became a Lender pursuant to such Assignment and Acceptance), and in each case from time to time thereafter, if requested by the Company or the Administrative Agent, each Lender organized under the laws of a jurisdiction outside the United States shall have provided the Company and the Administrative Agent with the forms prescribed by the

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Internal  Revenue  Service of the United  States  certifying as to such Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments of interest to be made to such Lender hereunder or other documents satisfactory to the Company which, in each case, shall indicate that all payments to be made to such Lender hereunder are not subject to United States withholding tax or are subject to such taxes at a rate reduced to zero by an applicable tax treaty, neither the Company nor any other Borrower shall have any obligation under the last sentence of Section 2.5.14(a) to make any payments to or for the benefit of such Lender in respect of Taxes imposed by the United States of America unless such Lender is unable to provide such form as a result of a change in law or treaty after the time such Lender becomes a party to this Agreement.

               2.5.15. For so long as any Lender maintains reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which interest rate on Eurocurrency Committed Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Lender to United States residents), and as a result the cost to such Lender (or its Lending Installation) of making or maintaining any of its Eurocurrency Committed Loans is increased, then such Lender may require the Borrower to pay, contemporaneously with each payment of interest on such Loans, additional interest on the related Eurocurrency Committed Loan of such Lender at a rate per annum up to but not exceeding the excess of (i)(A) the applicable Eurocurrency Base Rate divided by (B) one minus the Reserve Requirement over (ii) the applicable Eurocurrency Base Rate. Any Lender wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Eurocurrency Committed Loans of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period which commences at least three Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five Business Days prior to each date on which interest is payable on the Eurocurrency Committed Loans a certificate setting forth the amount to which such Lender is then entitled under this Section.

               2.6. Optional Increase in Commitments. At any time, if no Default or Unmatured Default shall have occurred and be continuing, the Company ts. may, if it so elects, increase the aggregate amount of the Commitments, either by designating one or more banks or other financial institutions not theretofore a Lender to become a Lender (such designation to be effective only with the prior written consent of the Administrative Agent, which

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consent will not be unreasonably withheld, and of each Issuing Bank that (x) has issued a Letter of Credit as to which there are Letter of Credit Liabilities at such time or (y) has a commitment to issue Letters of Credit at such time) or by agreeing with one or more existing Lenders that such Lender's Commitment shall be increased. Upon execution and delivery by the Company and each such Lender or bank or other financial institution of an instrument in form reasonably satisfactory to the Administrative Agent, such existing Lender shall have a Commitment as therein set forth or such bank or other financial institution shall become a Lender with a Commitment as therein set forth and all the rights and obligations of a Lender with such a Commitment hereunder; provided:

                                (a) that the Company shall provide prompt notice
                  of such increase to the Administrative Agent, who shall promptly notify the Lenders;

                                (b) that the amount of such increase is not less
                  than $10,000,000;

                                (c) that the amount of such  increase,  together
                  with all other increases in the aggregate amount of the Commitments pursuant to this Section 2.6 since the date of this Agreement, does not exceed $250,000,000; and

                                (d) that after giving  effect to such  increase,
                  no Lender has a Commitment in an amount greater than 20% of the aggregate amount of the Commitments.

Upon any increase in the aggregate  amount of the  Commitments  pursuant to this
Section 2.6, within five Business Days, in the case of each Floating Rate Advance then outstanding, and at the end of the then current Interest Period with respect thereto, in the case of each Committed Fixed Rate Advance then outstanding, the Borrower shall prepay or repay such Advance in its entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Article IV, the Borrower shall reborrow Committed Loans from the Lenders in proportion to their respective Commitments after giving effect to such increase, until such time as all outstanding Committed Loans are held by the Lenders in such proportion.

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                 2.7           Letters of Credit.

                 2.7.1. Availability. Subject to the terms and conditions hereof, each Issuing Bank agrees to issue Letters of Credit hereunder from time to time before the tenth day before the Termination Date upon the request of any Borrower; provided that, immediately after each Letter of Credit is issued, (i) the Letter of Credit Liabilities in respect of Letters of Credit issued by such Issuing Bank shall not exceed its Issuing Bank Limit, (ii) the aggregate Dollar Amount of all Letter of Credit Liabilities shall not exceed the Letter of Credit Commitment and (iii) the aggregate Dollar Amount at such time of the Letter of Credit Liabilities plus the aggregate Dollar Amount of all outstanding Advances shall not exceed the Aggregate Commitment. Upon the date of issuance by an Issuing Bank of a Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit Liabilities in the proportion their respective Commitments bear to the Aggregate Commitment.

               2.7.2. Procedure for Issuance. The Borrower shall give the Issuing Bank notice at least three Business Days prior to the requested issuance of a Letter of Credit specifying the date such Letter of Credit is to be issued, specifying the currency in which such Letter of Credit is to be denominated (which shall be Dollars or an Alternative Currency) and the amount thereof, and describing the other terms of such Letter of Credit and the nature of the transactions to be supported thereby (such notice, including any such notice given in connection with the extension of a Letter of Credit, a "Notice of Issuance"). Upon receipt of a Notice of Issuance, the Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender of the contents thereof and of the amount of such Lender's participation in such Letter of Credit. The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article IV, be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be satisfactory to the Issuing Bank (consistent with its

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
customary procedures and policies for the issuance of letters of credit generally) and that the Borrower and (if other than the Borrower) the Company shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested. The Borrower shall also pay to the Issuing Bank for its own account issuance, drawing, amendment and extension charges in the amounts and at the times agreed between the Borrower and the Issuing Bank. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit. If any Letter of Credit contains a provision pursuant to which it is automatically extended unless notice of termination is given by the Issuing Bank, the Issuing Bank shall timely give such notice of termination if a Stop Issuance Notice is in effect. No Letter of Credit shall have a term extending or be so extendible beyond the fifth Business Day preceding the Termination Date.

               2.7.3. Reimbursement of Drawings. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Administrative Agent and the Adminis-trative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid as a result of such demand or drawing and the payment date. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Issuing Bank on such payment date for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Issuing Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day from the date of payment by the Issuing Bank until paid in full by the Obligors at the rate per annum specified in Section 2.5.5 for the relevant currency. In addition, each Lender will pay to the Administrative Agent, for the account of the Issuing Bank, immediately upon the Issuing Bank's demand at any time during the period from the date of payment by the Issuing Bank until reimbursement therefor in full by the Obligors, an amount equal to such Lender's ratable share of such drawing (in proportion to its participation therein), together with interest on such amount for each day from the date of the Issuing Bank's demand for such payment (or, if such demand is made less than two hours prior to the funding deadline for the relevant currency on such date specified pursuant to Section 2.5.7, from the next succeeding Business Day) to the date of payment by such Lender of such amount at the applicable rate per annum specified in Section 2.5.10 for the relevant currency. The Issuing Bank will pay to each Lender ratably all amounts received from the Obligors for application in payment of their reimbursement obligations in respect of any Letter of Credit, but only to the extent such Lender has made payment to the Issuing Bank in respect of such Letter of Credit pursuant hereto. In the case of a drawing under a Letter of Credit denominated in Dollars, the Borrower shall, unless it gives not less than one Business Day's notice to the Administrative Agent to the contrary, be deemed to have timely given a Committed Borrowing
Notice for a Floating Rate Advance on the date of such drawing in the exact amount due the Issuing Bank hereunder on such date, and the Administrative Agent shall apply the proceeds of such Advance to make payment thereof.

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
               2.7.4. Obligations Absolute. The obligations of the Borrower and each Lender under Section 2.7.3 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                                (a) any lack of validity or  enforce-ability  of
                  this Agreement or any Letter of Credit or any document related hereto or thereto;

                                (b) any  amendment,  waiver of or any consent to
                  departure from all or any of the provisions of this Agreement, any Letter of Credit or any document related hereto or thereto;

                                (c) the use which  may be made of the  Letter of
                  Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

                                (d) the existence of any claim, set-off, defense
                  or other rights that any Obligor may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Lenders (including the Issuing Bank) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;

                                (e) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                                (f) payment under a Letter of Credit to the beneficiary of such Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; or

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                                (g) any other act or omission to act or delay of
                  any kind by any Lender (including the Issuing Bank), the Administrative Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (g), constitute a legal or equitable discharge of any Obligor's or Lender's obligations hereunder;

provided that the provisions of this Section 2.7.4 shall not relieve the Issuing Bank from responsibility for its own gross negligence or wilful misconduct.

               2.7.5. Indemnity. The Company hereby indemnifies and holds harmless each Lender (including each Issuing Bank) and the Administrative Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which such Lender or the Administrative Agent may incur (including, without limitation, any claims, damages, losses, liabilities, costs or expenses which any Issuing Bank may incur by reason of or in connection with the failure of any other Lender to fulfill or comply with its obligations to such Issuing Bank hereunder (but nothing herein contained shall affect any rights the Company may have against such defaulting Lender)), and none of the Lenders (including an Issuing Bank) nor the Administrative Agent nor any of their officers or directors or employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including without limitation any of the circumstances enumerated in Section 2.7.4 above, as well as (i) any error, omission, interruption or delay in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, (ii) any error in interpretation of technical terms, (iii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit, (iv) any consequences arising from causes beyond the control of the Issuing Bank, including without limitation any government acts, or any other circumstances whatsoever in making or failing to make payment under such Letter of Credit; provided that the Company shall not be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses, and the Company shall have a claim for direct (but not conse-quential) damage suffered by it, to the extent found by a court of competent jurisdiction to have been caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. Nothing in this Section
2.7.5 is intended to limit the obligations of any Obligor under any other provision of this Agreement. To the extent the Company does not indemnify an Issuing Bank as required by this subsection, the Lenders agree to do so ratably in accordance with their Commitments.

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               2.7.6.  Letter  of  Credit  Fees.  The  Company  shall pay to the
Administrative Agent (i) for the account of the Lenders ratably a letter of credit fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit at the LC Fee Rate and (ii) for the account of each Issuing Bank a Letter of Credit fronting fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit issued by such Issuing Bank at a rate per annum as determined from time to time by the Company and such Issuing Bank. Accrued fees under this Section in respect of each Letter of Credit shall be payable in the currency in which such Letter of Credit is denominated quarterly in arrears on each Payment Date and upon the date of termination of the Commitments in their entirety.

               2.7.7. Stop Issuance Notice. If the Required Lenders determine at any time that the conditions set forth in Section 4.3 would not be satisfied at such time, then the Required Lenders may request that the Administrative Agent issue a "Stop Issuance Notice", and the Adminis-trative Agent shall issue such notice to the Company and to each Issuing Bank. Such Stop Issuance Notice shall be withdrawn upon a determination by the Required Lenders that the circumstances giving rise thereto no longer exist. No Letter of Credit shall be issued while a Stop Issuance Notice is in effect.



                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES

          3.1. Yield Protection. If, after the date of this Agreement, the adoption of any law or the application of any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change therein, or any change in the interpretation or administration thereof, or the compliance of any Lender therewith,

                  (i) with respect to Committed Loans bearing interest at a Fixed Rate, or Letters of Credit, imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Committed Advances bearing interest at a Fixed Rate or for which such Lender is compensated pursuant to Section 2.5.15), or

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             (ii) with respect to Committed  Loans  bearing  interest at a Fixed
         Rate, or Letters of Credit, imposes any other condition,

the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining such Loans, or of issuing, maintaining or participating in Letters of Credit, or reduces any amount receivable by any Lender or any applicable Lending Installation in connection therewith, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of such Loans held by it, such Letters of Credit participated in by it or such amounts received by it, by an amount deemed material by such Lender, then, within 30 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender reasonably and in good faith determines is attributable to the making, funding and maintaining of such Loans by it or to issuing, maintaining or participating in Letters of Credit.

                  3.2.  Changes in  Capital  Adequacy  Regulations.  If a Lender
 reasonably and in good faith determines that the amount of
capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender attributable to this Agreement, the Loans or the Letters of Credit or its obligation to make Loans or to issue or participate in Letters of Credit hereunder is increased as a result of a Change (as hereafter defined), then, within 15 days of demand by such Lender, the Company shall pay such Lender the amount which such Lender reasonably and in good faith determines is necessary to compensate it for any reduction in the rate of return on capital to an amount below that which such Lender could have achieved but for such Change and is attributable to this Agreement, the Loans or the Letters of Credit or its obligation to make Loans or to issue or participate in Letters of Credit hereunder, provided, however, that the effect of any Change shall be determined based on the effect on such Lender that would be applicable to such Lender if such Lender was maintaining the highest credit quality as determined by the applicable regulatory authorities at the time of such Change. "Change" means (i)

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any change after the date of this Agreement in the Risk-Based Capital Guidelines
or  (ii)  any  adoption  of  or  change  in  any  other  law,   governmental  or
quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) of general applicability after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation
and  Supervisory  Practices  Entitled  "International   Convergence  of  Capital
Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

          3.3. Availability of Types of Advances. If the Required Lenders reasonably and in good faith determine that (i) deposits of a type and vances maturity appropriate to match fund Committed Advances bearing interest at a Fixed Rate are not available or (ii) solely in the case of a Eurocurrency Committed Advance denominated in an Alternative Currency, the interest applicable to such Committed Advance does not accurately reflect the funding cost of such Committed Advance, then the Administrative Agent shall forthwith give notice thereof to the Company and the Lenders, whereupon until the Administrative Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Fixed CD Rate Loans or Eurocurrency Loans (in the affected currency), or to convert outstanding Loans into such Loans or continue outstanding Loans as such Loans for an additional Interest Period, shall be suspended and (i) any affected outstanding Committed Advance denominated in Dollars shall be converted into a Floating Rate Advance on the last day of the then current Interest Period applicable thereto, (ii) any affected Committed Advance denominated in Dollars for which a Committed Borrowing Notice has previously been given shall instead be made as a Floating Rate Advance, unless the Borrower elects not to borrow such Advance by giving one Business Day's notice to the Administrative Agent to such effect, (iii) any affected outstanding Committed Advance denominated in an Alternative Currency shall mature and be due and payable on the last day of the then current Interest

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Period applicable thereto and (iv) any affected Eurocurrency Advance denominated in an Alternative Currency for which a Committed Borrowing Notice or a Competitive Bid Borrowing Notice has previously been given shall be canceled. Nothing in this Section 3.3 shall affect any right of the Borrower to borrow or convert outstanding Loans into Loans of a Type not affected by the circumstances described above under and in accordance with the other applicable provisions of this Agreement. If any Lender determines that maintenance of any of its Eurocurrency Loans would violate any applicable law, rule, regulation or directive, whether or not having the force of law, then such Lender may by notice to the Company, through the Administrative Agent, require that such Eurocurrency Loans be converted to an unaffected Type of Loan on the last day of the then current Interest Period applicable thereto, if such Lender may lawfully maintain such Loan to such date, or on such earlier date as such Lender may require if it is not able lawfully to maintain such Loan to such date.

          3.4. Funding Indemnification. If any payment of a Fixed Rate Loan occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or any Fixed Rate Loan is converted to a Loan of a different Type on a date which is not the last day of the applicable Interest Period (except pursuant to the last sentence of Section 3.3), or the Borrower fails to prepay any Fixed Rate Loan after notice of prepayment has been given in accordance with Section 2.5.3, or a Fixed Rate Advance is not made, converted or continued on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

                  3.5. Lender Statements; Limit on Retroactivity; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Fixed Rate Loans or Letters of Credit to reduce any liability of the Borrower or the Company to such Lender under Section 3.1, 3.2 or 3.6 or to avoid the unavailability of a Type of Committed Advance under Section 3.3, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Section 3.1, 3.2, 3.3, 3.4 or
3.6. Such written statement shall set forth in reasonable detail the

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calculations  upon which such Lender  determined such amount and shall be final, conclusive and binding in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though each Lender funded its Fixed Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not. The Borrower or the Company, as the case may be, shall only be obligated to compensate any Lender under Section 3.1, 3.2, 3.4 or
3.6 for any amount arising or accruing during (i) any time or period commencing not more than 90 days prior to the date on which such Lender notifies the
Administrative   Agent  and  the  Company   that  it  proposes  to  demand  such
compensation and identifies to the Administrative Agent and the Company the statute, regulation or other basis upon which the claimed compensation is or will be based and (ii) any time or period during which, because of the retroactive application of such statute, regulation or other such basis, such Lender did not know that such amount would arise or accrue. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower or the Company, as the case may be, of the written statement. The obligations of the Obligors under Sections 3.1, 3.2,
3.4 and 3.6 shall survive payment of any other of the Obligations and the termination of this Agreement.

          3.6. Foreign Subsidiary Costs. If any Lender determines reasonably and in good faith that the cost to such Lender of making or maintaining any Loan to an Eligible Subsidiary or of issuing, maintaining or participating in any Letter of Credit for the account of any Eligible Subsidiary is increased, or the amount of any sum received or receivable by any Lender (or its Lending Installation) is reduced by an amount deemed by such Lender to be material, by reason of the fact that such Eligible Subsidiary is incorporated in, or conducts business in, a jurisdiction outside the United States of America, the Company shall indemnify such Lender for such increased cost or reduction within 30 days after demand by such Lender (with a copy to the Administrative Agent). A certificate of such Lender claiming compensation under this Section 3.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.

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          3.7.  Replacement  of  Lenders.  In the event a Lender  (an  "Affected
Lender") shall have: (i) failed to either fund its ratable share of any Committed Advance which such Lender is obligated to fund under the terms of
Section 2.2 or its share of any Competitive Bid Advance which such Lender is obligated to fund under the terms of Section 2.3, and in either case such failure has not been cured within five Business Days, (ii) either repudiated its obligations under this Agreement or failed to reaffirm such obligations in writing within ten Business Days of a written request therefor from the Company (with a copy to each Agent), or (iii) made demand for additional amounts pursuant to Sections 2.5.14, 3.1, 3.2 or 3.6, as a result of any condition described in any such Section, then, unless such Affected Lender has theretofore taken steps to remove or cure, and has removed or cured within ten Business Days, such failure or the conditions creating the cause for such demand for such additional amounts, as the case may be, the Company may require the Affected Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Sections 12.1, 12.2 and 12.3) all its interests, rights and obligations under this Agreement to a bank designated by the Company and which is reasonably acceptable to the Agents (such bank being herein called a "Replacement Lender"); provided, that (i) no such assignment shall conflict with any law, rule or regulation or order of any state, federal or local governmental authority, (ii) the Replacement Lender shall pay to the Affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder (including, without limitation, any amount which would be payable pursuant to Section 3.4 in connection with a prepayment in full of the Loans of the Affected Lender on the date of such assignment) and (iii) such Replacement Lender shall be satisfactory to each Issuing Bank. Each Lender agrees to use its best efforts to notify the Company as promptly as practicable upon such Lender's becoming aware that circumstances exist which would cause any Obligor to become obligated to pay additional amounts to such Lender pursuant to Sections 2.5.14, 3.1, 3.2 or 3.6.

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                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  4.1. Initial Advance or Letter of Credit. No Lender shall be required to make the initial Advance hereunder and no Issuing Bank shall be obligated to issue (or shall issue) any Letter of Credit unless the Company has furnished or caused to be furnished to the Documentation Agent:

              (i) Copies of (x) the limited partnership agreement of the Company, together with all amendments thereto, and (y) the Company's Certificate of Limited Partnership as filed with the Secretary of State of Delaware, all certified by a Financial Officer or the President of the Company.

             (ii) Copies, certified by a Financial Officer, of the Corporate General Partner's Certificate of Incorporation, By-Laws and Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents on behalf of the Company.

            (iii) An incumbency certificate, executed by a Financial Officer, which shall identify by name and title and bear the signature of the Financial Officers authorized to sign the Loan Documents and to make borrowings and request issuance of Letters of Credit hereunder, upon which certificate the Lenders shall be entitled to rely until informed of any change in writing by the Company.

             (iv) Copies of a long-form certificate of the Secretary of State of the State of Delaware, dated reasonably near the date hereof, listing the Certificate of Limited Partnership of the Company and each amendment, if any, thereto, on file in the office of the Secretary of State of the State of Delaware and stating that such documents are the only charter documents of the Company on file in the office of the Secretary of State of the State of Delaware and that the Company is a limited partnership in good standing in the State of Delaware.

             (v) A written opinion of the Company's special counsel, Kirkland & Ellis, in substantially the form of Exhibit "B-l" hereto.

            (vi) A written opinion of the General Counsel to the Company, Vernon
         T. Squires, Esq., in substantially the form of Exhibit "B-2" hereto.

           (vii) The Notes of the Company payable to the order of each of the Lenders.

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          (viii) A certificate,  signed by a Financial Officer, (i) stating that no Default or Unmatured Default has occurred and is continuing and (ii) setting forth the Pricing Level as at the date of delivery of such certificate.

             (ix)  A  duly   completed   Loan/Credit   Related  Money   Transfer
         Instruction for the Company in substantially the form of Exhibit "F" hereto.

             (x) A written opinion of Davis Polk & Wardwell, special counsel for the Agents, in substantially the form of Exhibit "J" hereto.

            (xi) Such other documents as the Documentation Agent or its counsel may have reasonably requested.

The Documentation Agent shall promptly notify the other parties hereto of its receipt of the foregoing documents.

                  4.2. Initial Advance or Letter of Credit for each Eligible Subsidiary. No Lender shall be required to make the initial Advance hereunder to any Eligible Subsidiary and no Issuing Bank shall be obligated to issue (or shall issue) the initial Letter of Credit for the account of any Eligible
Subsidiary unless such Eligible Subsidiary has furnished or caused to be furnished to the Documentation Agent:

              (i) The Notes of such Eligible Subsidiary payable to the order of each Lender.

             (ii) An opinion of counsel for such Eligible Subsidiary reasonably acceptable to the Documentation Agent, substantially in the form of Exhibit "I" hereto and covering such additional matters relating to the transactions contemplated hereby as the Documentation Agent or the Required Lenders may reasonably request.

            (iii) All documents which the Documentation Agent may reasonably request relating to the existence of such Eligible Subsidiary, the corporate or partnership authority for and the validity of the Election to Participate of such Eligible Subsidiary, this Agreement and the Notes of such Eligible Subsidiary, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Documentation Agent.

             (iv)  A  duly   completed   Loan/Credit   Related  Money   Transfer
         Instruction for such Eligible Subsidiary in substantially the form of Exhibit "F" hereto.

The Documentation Agent shall promptly notify the other parties hereto of its receipt of the foregoing documents.

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          4.3. Each Advance or Letter of Credit.  No Lender shall be required to make any Advance (including, without limitation, the initial Advance hereunder) and no Issuing Bank shall be required to issue (or renew or extend the term of) any Letter of Credit (including, without limitation, the initial Letter of Credit hereunder), unless on the applicable Borrowing Date or date of issuance:

                  (i) Prior to and after giving effect to such Advance or issuance there exists no Default or Unmatured Default.

                  (ii) The representations and warranties of the Company and (if other than the Company) the Borrower contained in Articles V and XIV of this Agreement are true and correct in all material respects as of such date, other than (x) Sections 5.4, 5.5(a) and 5.6, which representations and warranties are made only as of the date of this Agreement and (y) in the case of any Committed Advance which does not result in an increase in the aggregate Dollar Amount of Committed Advances at the time outstanding, Sections 5.5(b) and 5.7.

                  (iii) In the case of any Competitive Bid Advance, the Company's senior unsecured debt without third-party credit enhancement is rated at least BBB-(Baa3) by at least one of S&P, Moody's or D&P.

                  (iv) In the case of any issuance of a Letter of Credit, no Stop Issuance Notice shall be in effect.

                  Each borrowing of an Advance and request for issuance of a Letter of Credit shall constitute a representation and warranty by the Company and (if other than the Company) the Borrower that the conditions contained in
Section 4.3(i) and (ii) have been satisfied.

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                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Lenders that:

                  5.1.   Organization and Authority.

                  (a) prior to the Effective Date of the Reorganization, is a limited partnership duly organized and validly existing under the laws of the State of Delaware and on and after the Effective Date of the Reorganization, will be duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted;

                  (c) is duly licensed or qualified and is in good standing as a foreign limited partnership (to the extent qualification as a foreign limited partnership is permitted by statute), or, on and after the Reorganization, as a foreign corporation, in each jurisdiction wherein the failure to be so qualified would reasonably be expected to have a Material Adverse Effect; and

                  (d) does not believe that the inability of the Company to qualify as a foreign limited partnership in any state in which such qualification is not permitted by law will have a Material Adverse Effect.

                  5.2.    Organization   and   Authority   of    Subsidiaries.
Each Material Subsidiary:

                  (a) is a limited partnership, general partnership or corporation, duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of incorporation or the jurisdiction where organized, as the case may be;

                  (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted; and

                  (c) is duly licensed or qualified and is in good standing as a foreign corporation or partnership (to the extent qualification as a foreign partnership is permitted by statute), as the case may be, in each jurisdiction wherein the failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

The Company does not believe that the inability of any Material Subsidiary which is a partnership to qualify as a foreign partnership in any state in which such qualification is not permitted by law will have a Material Adverse Effect.

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                  5.3.          Organization and Authority of Corporate General
Partner.  The Corporate General Partner:

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted; and

                  (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

               5.4. Business and Property. The Lenders have each heretofore been furnished with a copy of the Annual Report of the Parent on Form 10-K for the fiscal year ended December 31, 1996 (the "Form 10-K"), the Annual Report to Shareholders of the Parent for the fiscal year ended December 31, 1996 (the "Annual Report") and the Information Memorandum dated March, 1997 (the "Information Memorandum") of the Company, which Information Memorandum generally sets forth the business conducted by the Company and its Subsidiaries and the principal properties of the Company and its Subsidiaries. The Form 10-K, the Annual Report, and the Information Memorandum are hereinafter referred to as the "Disclosure Documents."

               5.5. Financial Statements. (a) The consolidated balance sheets of the Parent and its subsidiaries as of December 31, 1996, and the statements of income and cash flows for the fiscal year ended on said date accompanied by a report thereon containing an opinion unqualified as to scope limitations imposed by the Parent and otherwise without qualification except as therein noted, by Arthur Andersen LLP, have been prepared in accordance with GAAP consistently applied except as therein noted, fairly present in all material respects the financial position of the Company and its Subsidiaries as of such date and the results of their operations and cash flows for such period.

          (b) Since December 31, 1996, no event or condition has occurred which has had or which would reasonably be expected to have a material adverse effect on the properties, business, operations or financial condition of the Company and its Subsidiaries taken as a whole.

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               5.6. Full  disclusure.  The financial  statements  referred to in
Section 5.5 do not, nor do the Disclosure Documents or any other written statement furnished by the Parent or any Obligor to the Agents or the Lenders in connection with the negotiation of the Loan Documents, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading as of the dates thereof. There is no fact peculiar to the Company or its Subsidiaries which the Company has not disclosed to the Lenders in writing which materially affects adversely nor, so far as the Company can foresee, will materially affect adversely the properties, business, operations or financial condition of the Company and its Subsidiaries taken as a whole.

               5.7. Pending Litigation. There are no proceedings pending or, to the knowledge of the Company threatened, against or affecting the Company, any of its General Partners, its Parent or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is in default with respect to any order of any court or governmental authority or arbitration board or tribunal which would reasonably be expected to have a Material Adverse Effect.

                  5.8. Loan Documents are Legal, Valid, Binding and Authorized. The execution and delivery of the Loan Documents by the Company and compliance by the Company with all of the provisions of the Loan Documents

                  (a) are within the power of the Company and have been duly authorized by proper action on the part of the Company; and

                  (b) will not violate in any material respect any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the limited partnership agreement of the Company or any indenture or other agreement or instrument governing Debt or any other material agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any liens or encumbrances on any property of the Company.

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The  execution  and  delivery  by the  Company  of the  Loan  Documents  and the performance of its obligations thereunder have been duly authorized by proper corporate and partnership proceedings, and the Loan Documents constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

               5.9. Government Consent. No approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution, delivery and performance by the Company of the Loan Documents or compliance by the Company with any of the provisions of the Loan Documents.

               5.10. Taxes. All United States Federal income tax returns and all other material tax returns required to be filed by the Parent, the Company or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, and all material assessments, fees and other governmental charges upon the Parent, the Company or any Subsidiary or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns have been paid. The Company does not know of any proposed additional tax assessment against the Parent, the Company or any Subsidiary for which adequate provision has not been made on its accounts. To the best of the Company's knowledge, the provisions for taxes on the books of the Parent, the Company and each Subsidiary are adequate for all open years, and for its current fiscal period.

                  5.11. Employee Retirement Income Security Act of 1974. The consummation of the transactions provided for in this Agreement and compliance by the Company with the provisions of the Loan Documents will not involve any prohibited transaction within the meaning of the ERISA or Section 4975 of the Code. No "employee pension benefit plans", as defined in ERISA ("Plans"), maintained by the Company or any Person which is under common control with the Company within the meaning of Section 4001(b) of ERISA, nor any trusts created thereunder, have incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA. Neither the Company nor, to the best of the Company's knowledge, any Person which is under common control with the Company, within the meaning of Section 4001(b) of ERISA, maintains any "qualified defined benefit plan" as defined in ERISA.

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               5.12.  Investment  Company  Act.  Neither  the  Company  nor  any
Subsidiary is an "investment company" or an "affiliated person" thereof or an "affiliated person" of such affiliated person as such terms are defined in the Investment Company Act of 1940, as amended.

               5.13. Compliance with Environmental Laws. Neither the Company nor any Subsidiary is in violation of any applicable Federal, state, or local Laws laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances which violation would reasonably be expected to have a Material Adverse Effect.

     5.14. Regulations U and X. Margin stock (as defined in Regulations U and X) constitutes less than 25% of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

                                   ARTICLE VI

                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

          6.1.1. Information. The Company will deliver to each of the Lenders:

                  (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries (subject to Section 6.1.2) as of the end of such fiscal year and the related consolidated and consolidating statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, such consolidated statements to be reported on in a manner which satisfies the financial reporting requirements of the Securities and Exchange Commission by a firm of independent public accountants of nationally recognized standing;

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                  (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Company, the internally prepared consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries (subject to
         Section 6.1.2) as of the end of such quarter and the related consolidated and consolidating statements of income and cash flows for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end
         adjustments   and  the  absence  of   footnotes)   as  to  fairness  of
         presentation, GAAP and consistency by a Financial Officer of the Company;

                  (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of a Financial Officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections 6.10, 6.15 and 6.16 on the date of such financial statements, (ii) stating whether any Default or Unmatured Default exists on the date of such certificate and, if any Default or Unmatured Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto and (iii) setting forth the Interest Coverage Ratio as at the date of such financial statements and the Pricing Level as at the date of delivery of such certificate;

                  (d) promptly upon the mailing thereof to the securityholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed;

                  (e)  promptly   upon  the  filing   thereof,   copies  of  all
         registration  statements  (other  than  the  exhibits  thereto  and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company or the Parent shall have filed with the Securities and Exchange Commission; and

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                  (f) from time to time such  additional  information  regarding the financial position or business of the Company and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request.

               6.1.2. Use of Parent  Information.  If the certificate  furnished pursuant to Section 6.1(c) shall state that (i) the financial on statements of the Parent and its subsidiaries fairly present in all material respects the financial condition of the Company and its Consolidated Subsidiaries for the period in respect of which such certificate shall be given and (ii) the consolidated revenue of the Company and its Consolidated Subsidiaries constitutes at least 98% of the consolidated revenues of the Parent and its subsidiaries and that the combined assets of the Company and its Consolidated Subsidiaries constitute at least 98% of the consolidated assets of the Parent and its subsidiaries, then the Company may furnish consolidated financial statements of the Parent otherwise complying with the requirements of subsection
(a) or (b) above, as applicable, in lieu of the consolidated financial statements of the Company specified therein. The consolidating financial statements required by such subsections shall be prepared in substantially the same format as those set forth in the Information Memorandum.

          6.2. Use of Proceeds. The Company will, and will cause each of its Subsidiaries to, use the proceeds of the Advances for general corporate purposes, including a distribution by the Company to the Parent in the approximate amount of $626,000,000 to provide funds to enable the Parent to repurchase from WMX Technologies, Inc. and its subsidiaries ("WMX") limited partnership interests in the Parent and options to acquire limited partnership interests in the Parent held by WMX (the "WMX Repurchase"). The Letters of Credit will be used for general corporate purposes. The Company will not, nor will it permit any Subsidiary to, use the proceeds of any Advance or Letter of Credit in violation of Regulations U and X.

          6.3. Notice of Default. Upon the obtaining of actual knowledge thereof by a Financial Officer, the Company will, and will cause each of its Subsidiaries to, give prompt notice in writing to the Administrative Agent of
(i) the occurrence of any Default or Unmatured Default and what actions the Company proposes to take with respect thereto, if any, and (ii) any other development, financial or otherwise, which would reasonably be expected to have a material adverse effect on the properties, business, operations or financial condition of the Company and its Subsidiaries taken as a whole.

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          6.4. Inspection.  The Company will, and will cause each Subsidiary to, permit the Lenders, by their respective representatives and agents, to inspect any of the properties, corporate books and financial records of the Company and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may reasonably designate.

          6.5. Legal Existence, Etc. The Company will preserve and keep in force and effect, and will cause each Material Subsidiary to preserve and keep in force and effect, its legal existence as a limited partnership, general partnership or as a corporation, as the case may be, and all licenses and permits necessary to the proper conduct of its business, provided that the foregoing shall not prevent (x) any transaction permitted by Section 6.14 (including without limitation the Reorganization), (y) the merger or consolidation of any Eligible Subsidiary with, or the liquidation of any Eligible Subsidiary into, any other Eligible Subsidiary or, subject to Section 6.14, the Company or (z) the merger or consolidation of any other Material
Subsidiary with or the liquidation of any other Material Subsidiary into any other Subsidiary or, subject to Section 6.14, the Company.

          6.6. Insurance. The Company will maintain, and will cause each Subsidiary to maintain, insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are customary for companies of similar size and financial strength engaged in the same or similar business activities and owning and operating similar properties.

              6.7. Taxes, Claims for Labor and Materials, Compliance with Laws. The Company will promptly pay and discharge, and will cause each Subsidiary promptly to pay and discharge all material lawful taxes, assessments and governmental charges or levies imposed upon the Company or such Subsidiary, respectively, or upon or in respect of all or any material part of the property or business of the Company or such Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a lien or charge upon any material property of the Company or such Subsidiary, provided the Company or

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such Subsidiary shall not be required to pay any such tax,  assessment,  charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any material property of the Company or such Subsidiary or any material interference with the use thereof by the Company or such Subsidiary, and (ii) the Company or such Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto. The Company will promptly comply, and will cause each Subsidiary to comply, in all material respects with all laws, ordinances or governmental rules and regulations to which it is subject, including without limitation, ERISA, the Occupational Safety and Health Act of 1970, Federal Insecticide, Fungicide and Rodenticide Act and Federal Environmental Pesticide Control Act of 1972 and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, the violation of which would reasonably be expected to have a Material Adverse Effect.

          6.8. Maintenance, Etc. The Company will maintain, preserve and keep, and will cause each Subsidiary to maintain, preserve and keep, its properties which are used in the conduct of its business (whether owned in fee or a leasehold interest) in good repair and working order and from time to time will make all necessary repairs, replacements, renewals and additions so that at all times (in the Company's reasonable judgment) the efficiency thereof shall be maintained, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

          6.9. Nature of Business. Neither the Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries and described in the Annual Report.

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          6.10.  Restricted  Payments.  The Company will not make any Restricted
Payment if at the time of such Restricted Payment and after the giving effect thereto a Default shall have occurred and be continuing. In addition, the Company will not make any Restricted Payment if after giving effect thereto the aggregate amount of Restricted Payments made during the period from and after April 1, 1995 to and including the date of the making of the Restricted Payment in question would exceed the sum of (i) Consolidated Net Income for such period, computed on a cumulative basis for such entire period, (ii) the net proceeds (whether cash or other property, and in the case of other property, at a value determined by the Company reasonably and in good faith) to the Company from the issue or sale of Equity Interests in the Company or the Parent on or after April 1, 1995 and (iii) $100,000,000.

                  For the purposes of this Section 6.10 the amount of any Restricted Payment declared, paid or distributed in property of the Company shall be deemed to be the greater of the book value or fair market value (as determined in good faith by the Board of Directors) of such property at the time of the making of the Restricted Payment in question.

                  6.11. Payment of Dividends by Subsidiaries. The Company will not and will not permit any Subsidiary to enter into any agreement which restricts the ability of any Subsidiary to declare any dividend or to make any distribution on any Equity Interest of such Subsidiary, other than the restrictions set forth in Schedule 6.11.

               6.12. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into or be a party to, any tes.
material transaction or arrangement with any Affiliate (including without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would reasonably be expected to be obtained in a comparable arm's-length transaction with a Person other than an Affiliate; provided that the foregoing shall not prevent the transactions described in the Proxy Statement relating to the Reorganization. For the purposes of this Section 6.12, the incurrence of Debt which is payable to the Parent or the Surviving Parent shall not be prohibited so long as such Debt is permitted pursuant to
Section 6.15 and shall have terms which are comparable to the terms which would reasonably be expected to be obtained in an arm's-length transaction with a Person other than an Affiliate. It is understood that the relationship between the Company and the Corporate General Partner established by the Company's agreement of limited partnership, and the performance of such agreement by the parties thereto, do not contravene this Section 6.12.

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          6.13.  Negative  Pledge.  Neither the Company nor any Subsidiary  will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement;

                  (b) any Lien existing on any asset of any corporation or other entity at the time such corporation or other entity becomes a Subsidiary and not created in contemplation of such event;

                  (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

                  (d) any Lien on any asset of any corporation or other entity existing at the time such corporation or other entity is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event, provided that such Lien does not extend to any additional assets;

                  (e) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition;

                  (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

                  (g) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP;

                  (h) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in a Default under Section 7.6 hereof;

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                  (i)  pledges  or   deposits   under   worker's   compensation,
         unemployment insurance and other social security legislation;

                  (j) deposits to secure the performance of bids, trade contracts (other than for Debt or Derivatives Obligations), leases, statutory obligations, surety bonds, appeal bonds with respect to judgments not exceeding $25,000,000, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (k) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company and its Subsidiaries;

                  (l) other Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $25,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  (m) Liens arising from receivables financings accounted for as sales under generally accepted accounting principles; provided that the aggregate unrecovered investment of the purchasers shall at no time exceed $100,000,000 (plus accrued interest);

                  (n) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $10,000,000; and

                  (o) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount at any date not to exceed $25,000,000.

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                  6.14.         Consolidations, Mergers and Sales of Assets.
     (a) The Company will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person, provided that the foregoing provisions of this
Section 6.14 shall not preclude (w) consummation of the Reorganization, (x) the liquidation of the Surviving Company into the Surviving Parent, (y) any merger or consolidation to which the Company is a party or (z) with the prior written consent of the Required Lenders, the sale or other transfer of all or substantially all of the assets of the Company so long as, in the case of each of (w), (x), (y) and (z), (i) at the time the Surviving Company, in the case of the Reorganization, the Surviving Parent, in the case of a liquidation of the Surviving Company into it, the surviving entity, in the case of a merger or consolidation, or the transferee, in the case of a sale of all or substantially all of the assets of the Company, is organized under the laws of the United States of America or a state thereof and (except in the case of a merger in which the Company is the surviving entity) expressly assumes all obligations of the Company under the Loan Documents pursuant to an instrument in form and substance reasonably satisfactory to the Required Lenders and (ii) after giving effect thereto, no Default or Unmatured Default shall have occurred and be continuing.

                  (b) The Company will not sell, lease or otherwise transfer, directly or indirectly, in any period of four consecutive fiscal quarters assets having an aggregate net book value greater than 20% of the consolidated total assets of the Company and its Subsidiaries at the commencement of such period; provided that this subsection (b) shall not apply to sale or other disposition in the ordinary course of business of inventory or obsolete equipment.

          6.15. Leverage Test. Consolidated Debt shall at no time exceed the Debt Limit.

          6.16. Subsidiary Debt Limitation. The aggregate Debt of Subsidiaries, exclusive of (i) Debt under this Agreement and the 364-Day Agreement and (ii) Debt owing to the Company or a Subsidiary, shall at no time exceed 20% of the Debt Limit.

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                                   ARTICLE VII

                                    DEFAULTS

                  The occurrence of any one or more of the following events shall constitute a Default:

     7.1. Any representation or warranty made or deemed made under Article IV by any Obligor to the Lenders or the Administrative Agent under or in connection with this Agreement or any certificate or other document delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made or deemed made.

     7.2 Nonpayment of principal of any Note or any Letter of Credit Liability when due, or nonpayment of interest upon any Note or of any facility fee or letter of credit fee or other obligations under any of the Loan Documents within five days after the same becomes due.

     7.3 The breach by the Company of any of the terms or provisions of Sections
6.10 through 6.16.

     7.4 The breach by the Company (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement which is not remedied within thirty days after the earlier of (a) any Financial Officer of the Company having knowledge of such breach or (b) written notice from the Administrative Agent or any Lender.

     7.5 Default by the Company or any Subsidiary in the payment of the principal of or interest on any Debt and/or Derivatives Obligations in an aggregate amount of $25,000,000 or more, as and when the same shall become due and payable by the lapse of time, by declaration, by call for redemption or otherwise, and such default shall continue beyond the period of grace, if any, allowed with respect thereto.

     7.6 Default or the happening of any event shall occur under any indenture, agreement, or other instrument under which any Material Commitment is made or any Debt of the Company or any Subsidiary in an aggregate amount of $25,000,000 or more is outstanding and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any Debt of the Company or any Subsidiary outstanding thereunder or to permit termination of any Material Commitment, provided any such default which exists solely on account of the Reorganization shall not constitute a Default or Unmatured Default under this Section 7.6 once such default shall have been waived by the holders of such Debt or the makers of such Material Commitment.

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     7.7 The Corporate  General  Partner shall withdraw from the Company (except in connection with the Reorganization) and no successor Corporate General Partner shall have been elected prior thereto or substantially simultaneously therewith in accordance with Section 12.1 of the limited partnership agreement of the Company.

     7.8 A custodian, trustee or receiver is appointed for the Company, the Corporate General Partner or any Material Subsidiary or for the major part of the property of any of the foregoing and is not discharged within 30 days after such appointment.

     7.9 Final judgment or judgments for the payment of money aggregating in excess of $25,000,000 is or are outstanding against the Company or any Subsidiary and such judgments have remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days.

     7.10 The Company, the Corporate General Partner or any Material Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company, the Corporate General Partner or any Material Subsidiary causes or suffers an order for relief to be entered with respect to it under applicable Federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee or receiver for the Company, the Corporate General Partner or such Material Subsidiary or for the major part of the property of any of the foregoing.

     7.11 Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company, the Corporate General Partner or any Material Subsidiary, and, if instituted against the Company, the Corporate General Partner or any Material Subsidiary, are consented to or are not dismissed within 60 days after such institution.

     7.12 Any Change of Control shall occur.

     7.13.The Guaranty of the Company under Article XV shall cease to be in full force and effect or the Company shall contest in any manner the validity, binding nature or enforceability of Article XV, in either case at a time when any Loans are outstanding hereunder to an Eligible Subsidiary.

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                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

          8.1. Acceleration. (a) If any Default described in Section 7.8, 7.10 or 7.11 occurs with respect to the Company, the obligations of the Lenders to make Loans hereunder and of the Issuing Banks to issue Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind (all of which the Company hereby expressly waives) or any other election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, the Required Lenders may terminate or suspend the obligations of the Lenders to make Loans hereunder and of the Issuing Banks to issue Letters of Credit hereunder, or declare the Obligations to be due and payable, or both, in either case upon written notice to the Company, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which each Obligor hereby expressly waives.

         (b) Each Borrower agrees, in addition to the provisions of Section 8.1(a) hereof, that upon the occurrence and during the continuance of any Default, it shall, if requested by the Administrative Agent upon the instruction of the Required Lenders, pay to the Administrative Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent) equal to the respective aggregate amounts of Dollars and Alternative Currencies available for drawing under all outstanding Letters of Credit issued for the account of such Borrower, provided that, upon the occurrence of any Event of Default specified in Section
7.10 or 7.11 with respect to such Borrower, such Borrower shall pay such amount forthwith without any notice or demand or any other act by any Agent or Lender (including any Issuing Bank).

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          8.2.  Amendments.  Subject to the provisions of this Article VIII, the
Loan Documents may be amended to add or modify any provisions thereof or change in any manner the rights of the Lenders or the Obligors thereunder or waive any Default thereunder, but only in a writing signed by the Required Lenders (or the Documentation Agent with the consent in writing of the Required Lenders) and the Company (and, if the rights of any Issuing Bank are affected thereby, it); provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

            (i) Postpone the date fixed for payment of any Loan or Note or amount to be reimbursed in respect of any Letter of Credit or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or fees under
                  Section 2.4. or 2.7.

           (ii) Change the percentage of the Commitments or the aggregate unpaid principal amount, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section 8.2 or any other provision (including any definition) of this Agreement.

(iii)Extend the Termination Date or increase the amount of the Commitment of any Lender hereunder, or permit any Borrower to assign its rights or obligations under this Agreement except in connection with the Reorganization and in compliance with the terms of Section 6.5 and 6.14.

           (iv) Amend Section 2.5.13(a), Section 8.1 or this Section 8.2.

            (v) Release the Company from its obligations under Article XV.

No amendment of any provision of this Agreement relating to either Agent shall be effective without the written consent of such Agent. The Administrative Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any of the Lenders. No amendment shall, unless signed by an Eligible Subsidiary, (w) subject such Eligible Subsidiary to any additional obligation,
(x) increase the principal of or rate of interest on any outstanding Loan of such Eligible Subsidiary, (y) accelerate the stated maturity of any outstanding Loan of such Eligible Subsidiary or (z) change this proviso.

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          8.3.  Preservation  of Rights.  No delay or  omission of any Lender or
Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agents and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS

          9.1. Survival of Representations. All representations and warranties of the Obligors contained in this Agreement shall survive (i) delivery of the Notes (ii) the making of the Loans and (iii) issuance of the Letters of Credit herein contemplated.

          9.2. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

          9.3. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Obligors, the Agents and the Lenders and supersede all prior agreements and understandings among the Obligors, the Agents and the Lenders relating to the subject matter thereof except as contemplated in Section 10.12.

          9.4. Several Obligations. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which either Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. No Lender shall have any liability for the failure of any other Lender to perform its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

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          9.5.  Expenses;  Indemnification.  (a) The Company shall reimburse (i)
the Agents for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees of Davis Polk & Wardwell, special counsel for the Agents) paid or incurred by either Agent in connection with the
preparation,   review,   execution,   delivery,   amendment,   modification  and
administration  of the Loan Document and (ii) the Agents and the Lenders for any
reasonable  costs,  internal  charges  and  out-of-pocket   expenses  (including
reasonable attorneys' fees and allocated costs of inside counsel for the Agents and the Lenders) paid or incurred by either Agent or any Lender in connection with the collection and enforcement of the Loan Documents, any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or any insolvency or bankruptcy proceedings in respect of any Obligor.

                  (b) The Company further agrees to indemnify each Agent and each Lender, their respective affiliates, and the respective directors, officers, employees and agents of the foregoing, against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) (collectively, the "Indemnified Amounts") which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the Letters of Credit, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan or Letter of Credit hereunder; provided that it is understood that the Company shall not, in respect of the legal expenses of the Lenders in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Lenders designated by the Agents (except if and to the extent that, owing to existing or potential conflicts of interest among them, such counsel shall advise that representation of all Lenders by a single firm would not be appropriate); and provided, further, that the Company shall not be liable to any Lender for any Indemnified Amounts (x) resulting from the gross negligence or willful misconduct of such Lender, its affiliates or any of their respective officers, directors, employees

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and agents or (y)  constituting  the costs and expenses of prosecuting a suit or proceeding commenced by such Lender which is finally determined adversely to such Lender (any counterclaim asserted against such Lender being treated as a separate proceeding for this purpose). The obligations of the Company under this
Section 9.5 shall survive the termination of this Agreement.

          9.6. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agents may furnish one to each of the Lenders.

          9.7. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

          9.8. Nonliability of Lenders. The relationship between the Obligors and the Lenders and the Agents shall be solely that of debtor and creditor. Neither Agent nor any Lender shall have any fiduciary responsibilities to any Obligor. Neither Agent nor any Lender undertakes any responsibility to any Obligor to review or inform any Obligor of any matter in connection with any phase of its business or operations.

          9.9. Choice of Law. THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

          9.10. Consent to Jurisdiction. EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF
ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH OBLIGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES TO THE EXTENT ALLOWED BY LAW ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE

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RIGHT OF EITHER AGENT OR ANY LENDER TO BRING PROCEEDINGS  AGAINST ANY OBLIGOR IN
THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OBLIGOR AGAINST EITHER AGENT OR ANY LENDER OR ANY AFFILIATE OF EITHER AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK CITY, UNLESS SUCH OBLIGOR IS UNABLE TO OBTAIN SUCH JURISDICTION.

          9.11. Waiver of Jury Trial. EACH OBLIGOR, AGENT AND LENDER HEREBY WAIVES TO THE EXTENT ALLOWED BY LAW TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

          9.12. Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Parent, the Company or any of its Subsidiaries pursuant to this Agreement in confidence, except for disclosure (i) to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to that Lender, (iii) to regulatory officials upon their request or otherwise pursuant to law or regulation, (iv) as requested pursuant to or as required by law, regulation, or legal process, (v) in connection with any legal proceeding to which that Lender is a party, and
(vi) permitted by Section 12.4. The restrictions in this Section 9.12 shall not apply to any information which is or becomes generally available to the public other than as a result of disclosure by a Lender or a Lender's representatives.

                                    ARTICLE X

                                   THE AGENTS

          10.1. Appointment. First Chicago and Morgan are hereby appointed Administrative Agent and Documentation Agent, respectively, hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes each such Agent to act as the contractual representative of such Lender. Each such Agent agrees to act as such upon the express conditions contained in this
Article X. Neither Agent shall have a fiduciary relationship in respect of any Lender by reason of this Agreement.

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          10.2. Powers. Each Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Neither Agent shall have any implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by such Agent.

          10.3. General Immunity. Neither Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable to any Obligor or any Lender for any action taken or omitted to be taken by it or them in their respective agency capacities under or in connection with this Agreement except for its own gross negligence or willful misconduct.

          10.4. No Responsibility for Loans, Recitals, etc. Neither Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Obligor under any Loan Document;
(iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to such Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith, except for the authority of such Agent's signatory to this Agreement.

          10.5. Action on Instructions fo Lenders. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder s and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or, where so specified herein, all the Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. Each Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action, provided that, such indemnity need not include liability, costs and expenses arising solely from the gross negligence or willful misconduct of the Agent.

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          10.6.  Employment of Agents and Counsel. Each Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

          10.7. Reliance on Documents; Counsel. Each Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected in good faith by such Agent, which counsel may be employees of such Agent or may be counsel for an Obligor.

          10.8. Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify each Agent ratably in proportion to their respective Commitments (i) for any amounts not reimbursed by the Company for which such Agent is entitled to reimbursement by the Company under the Loan Documents, (ii) for any other expenses not reimbursed by the Company incurred by such Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever and not reimbursed by the Company which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of such Agent.

          10.9.  Rights as a Lender. With respect to its
Commitment, Loans made by it, the Notes issued to it and any Letter of Credit issued by it, each Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Company or any of its Subsidiaries.

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          10.10.  Lender Credit Decision.  Each Lender acknowledges that it has, independently and without reliance upon either Agent or any other Lender and based on the financial statements submitted by the Company and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

          10.11. Successor Agent. Each Agent may resign at any time by giving at least 30 days' prior written notice thereof to the Lenders and the Company and such resignation shall be effective upon the appointment of a successor agent. Upon any such resignation, the Company, with the approval of the Required Lenders, shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed and approved and shall have accepted such appointment within thirty days after the retiring Agent's giving notice of resignation, then the retiring Agent may appoint a successor Agent. Such successor Agent shall be a commercial bank with an office located in the United States of America having capital and retained earnings of at least $1,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent. The retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents upon the effectiveness of its resignation hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent hereunder and under the other Loan Documents.

          10.12. Agents' Fees. The Company hereby agrees to pay to each Agent for its sole account such fees as heretofore agreed upon by the Company and such Agent in writing.

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                                   ARTICLE XI

                             SETOFF RATABLE PAYMENTS

     11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Obligor becomes insolvent, however evidenced, or any Default occurs, any indebtedness from any Lender to any Obligor (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Obligations owing by such Obligor to such Lender, whether or not such Obligations, or any part hereof, shall then be due.

     11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its share of any Advance (other than payments received pursuant to Article III) or any Letter of Credit Liabilities in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans comprising that Advance, or Letter of Credit Liabilities, as the case may be, held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of the unpaid Loans comprising that Advance, or unpaid Letter of Credit Liabilities, as the case may be. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in the proportions specified above. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

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                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

     12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Obligors, the Agents and the Lenders and their respective successors and assigns, except that
(i) no Obligor shall have the right to assign its rights or obligations under the Loan Documents (except in a transaction expressly permitted by Section 6.5 or 6.14(a)) and (ii) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of any Obligor or either Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder. Each Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with each Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

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
                 12.2.         Participations.

          12.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, the Commitment of such Lender, any Letter of Credit Liabilities of such Lender) or any other interest of such Lender under the Loan Documents; provided, however, that, except in the case of (i) a sale of a participation in a Competitive Bid Loan or (ii) a sale of a participation to any other Lender), such participations shall require the consent of the Company and shall each be in a minimum amount of $5,000,000. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Obligors under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Obligors, the Issuing Banks and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

          12.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan, Letter of Credit Liabilities or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan, Letter of Credit Liabilities or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan, Letter of Credit Liabilities or Commitment, releases any guarantor of any such Loan or Letter of Credit Liabilities, if any, or releases any substantial portion of collateral, if any, securing any such Loan or Letter of Credit Liabilities.

                 12.3.         Assignments.

          12.3.1. Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or a portion (if such Purchaser is not a Lender immediately prior to such assignment, in a minimum amount of $10,000,000) of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit "E" hereto. The consent of the Company, the Issuing Banks and the Agents shall be required prior to an assignment becoming effective with respect to a Purchaser which is not both a financial institution and an affiliate of the transferor. Such consents shall be given in substantially the form attached as Exhibit "II" to Exhibit "E" hereto.

          12.3.2. Effect; Effective Date. Upon (i) delivery to the Company, the Issuing Banks and the Agents of a notice of assignment, substantially in the form attached as Exhibit "I" to Exhibit "E" hereto (a "Notice of Assignment"), together with any consent required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Administrative Agent by the assignee or assignor Lender for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Obligors, the Issuing Banks, the other Lenders or the Agents shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agents and the Obligors shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

          12.4. Dissemination of Information. The Obligors authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Company and its Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section
9.12 of this Agreement.

          12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Purchaser which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Purchaser, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.5.14.

          12.6. Increased Costs. Subject to the applicable limitations set forth therein and to the further provisions of this Section 12.6, each Transferee shall be entitled to the benefits of Section 2.5.14 and 2.5.15 and Article III with respect to the rights transferred to it to the same extent as a Lender. No Transferee (including, for purposes of this Section 12.6, any successor Lending Installation) of any Lender's rights shall be entitled to receive any greater payment under Section 2.5.14 or Article III than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 3.4 requiring such Lender to designate a different Lending Installation under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                                  ARTICLE XIII

                                     NOTICES

          13.1. Giving Notice. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing (including telex or facsimile) and addressed or delivered to such party:
(a) in the case of the Company or either Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Lender, at its address, facsimile number or telex number set forth in its Administrative Questionnaire, (c) in the case of any Eligible Subsidiary, to it care of the Company and (d) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agents and the Company. All such notices shall be effective when received at the address specified above.

                                   ARTICLE XIV

                         REPRESENTATIONS AND WARRANTIES
                            OF ELIGIBLE SUBSIDIARIES

                  Each Eligible Subsidiary shall be deemed by the execution and delivery of its Election to Participate to have represented and warranted that:

          14.1. Existence and Power. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is a Subsidiary of the Company.

     14.2. Corporate or Partnership and Governmental Authorization; Contravention. The execution and delivery by it of its Election to Participate and its Notes, and the performance by it of this Agreement and its Notes, are within its legal powers, have been duly authorized by all necessary corporate, partnership or other legal action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, in any material respect any provision of applicable law or regulation or of its organizational documents or of any indenture or other agreement or instrument governing Debt or any other material agreement or instrument binding upon the Company or such Eligible Subsidiary or result in the creation or imposition of any liens or encumbrances on any asset of the Company or any of its Subsidiaries.

     14.3. Binding Effect. This Agreement constitutes a legal, valid and binding agreement of such Eligible Subsidiary and each of its Notes, when executed and delivered in accordance with this Agreement, will constitute a legal, valid and binding obligation of such Eligible Subsidiary, in each case enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     14.4. Taxes. Except as disclosed in such Election to Participate, there is no income, stamp or other tax of any country, or any taxing authority thereof or therein, imposed by or in the nature of withholding or otherwise, which is imposed on any payment to be made by such Eligible Subsidiary pursuant hereto or on its Notes, or is imposed on or by virtue of the execution, delivery or enforcement of its Election to Participate or of its Notes.

                                   ARTICLE XV

                                    GUARANTY

     15.1. The Guaranty. The Company hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by any Eligible Subsidiary pursuant to this Agreement, and the full and punctual payment of all other amounts payable (including, without limitation, the Letter of Credit Liabilities) by any Eligible Subsidiary under this Agreement. Upon failure by any Eligible Subsidiary to pay punctually any such amount, the Company shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

     15.2. Guaranty Unconditional. The obligations of the Company hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Eligible Subsidiary under this Agreement or any Note, by operation of law or otherwise;

             (ii) any modification or amendment of or supplement to this Agreement or any Note;

            (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Eligible Subsidiary under this Agreement or any Note;

             (iv) any change in the corporate existence, structure or ownership of any Eligible Subsidiary, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Eligible Subsidiary or its assets or any resulting release or discharge of any obligation of any Eligible Subsidiary contained in this Agreement or any Note;

                  (v) the existence of any claim, set-off or other rights which the Company may have at any time against any Eligible Subsidiary, either Agent, any Issuing Bank, any other Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

             (vi) any invalidity or unenforceability relating to or against any Eligible Subsidiary for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by any Eligible Subsidiary of the principal of or interest on any Note or any other amount payable by it under this Agreement; or

             (vii) any other act or  omission to act or delay of any kind by any
         Eligible Subsidiary, either Agent, any Issuing Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Company's obligations hereunder.

                  15.3. Discharge Only Upon Payment In Full; Reinstatement In Certain Cercumstances. The Company's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated, any outstanding Letters of Credit shall have expired or terminated and the principal of and interest on the Notes and the Letter of Credit Liabilities and all other amounts payable by the Company and each Eligible Subsidiary under this Agreement shall have been paid in full. If at any time any payment of principal of or interest on any Note or Letter of Credit Liabilities or any other amount payable by any Eligible Subsidiary under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Eligible Subsidiary or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

     15.4. Waiver by the Company. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Eligible Subsidiary or any other Person.

     15.5. Subrogation. Upon making any payment with respect to any Eligible Subsidiary hereunder, the Company shall be subrogated to the rights of the payee against such Eligible Subsidiary with respect to such payment; provided that the Company shall not enforce any payment by way of subrogation until all amounts of principal of and interest on the Notes and Letter of Credit Liabilities and all other amounts payable by such Eligible Subsidiary under this Agreement have been paid in full.

     15.6. Stay of Acceleration. In the event that acceleration of the time for payment of any amount payable by any Eligible Subsidiary under this Agreement or its Notes is stayed upon insolvency, bankruptcy or reorganization of such Eligible Subsidiary, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Required Lenders.

                                   ARTICLE XVI

                           COUNTERPARTS; EFFECTIVENESS

                  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when the Documentation Agent shall have received evidence reasonably satisfactory to it that (i) this Agreement has been executed by the Company, the Agents and the Lenders and (ii) the commitments of the lenders parties to the Credit Agreement dated as of August 31, 1995 and amended and restated as of October 15, 1996 among the Company, such lenders and First Chicago, as administrative agent, and Morgan, as documentation agent (the "Prior Agreement") shall have terminated and all loans outstanding thereunder and all accrued interest and fees thereunder shall have been paid in full; provided that
(x) any "Competitive Bid Loan" made by a Lender pursuant to the Prior Agreement which is outstanding at the time the other conditions to the effectiveness hereof are satisfied shall remain outstanding on the terms applicable thereto under the Prior Agreement, and shall be deemed a Competitive Bid Loan made hereunder on such terms and (y) the Company and the Lenders comprising the Required Lenders (as defined in the Prior Agreement) hereby agree that the Commitments (as defined in the Prior Agreement) shall terminate automatically upon the satisfaction of all other conditions to effectiveness of this Agreement, without requirement of notice under the Prior Agreement or any other action by any party hereto or thereto.

                  IN WITNESS WHEREOF, the Company, the Lenders and the Agents have executed this Agreement as of the date first above written.


                                THE SERVICEMASTER COMPANY LIMITED
                                    PARTNERSHIP

                                By: ServiceMaster Management Corporation,
                                      its General Partner



                                By:/s/ Eric P. Zarnikow
                                Title: Vice President & Treasurer

                                Address:   One ServiceMaster Way
                                           Downers Grove, IL 60515-1700

                                Attention: Mr. Eric Zarnikow

                                Telephone: (630) 271-2361
                                Facsimile: (630) 271-5604

Commitment

$112,500,000      THE FIRST NATIONAL BANK OF CHICAGO,
                   individually and as Administrative
                   Agent



                                By:/s/ Patricia H. Besser
                                Title: Vice President/Senior Corporate Banker

                                Address:  One First National Plaza
                                          Suite 0324
                                          Chicago, IL 60670


                                Attention: Patricia H. Besser

                                Telephone: (312) 732-7703
                                Facsimile: (312) 732-5296

$112,500,000                    MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, individually and as
                                    Documentation Agent



                                By:/s/ Charles H. King
                                Title: Vice President

                                Address:  60 Wall Street
                                          New York, NY 10260-0060

                                Attention: Charles King

                                Telephone: (212) 648-7138
                                Facsimile: (212) 648-5336

$75,000,000       BANK OF AMERICA ILLINOIS



                                By:/s/ William F. Sweeney
                                Title: Vice President

                                Address:  231 S. LaSalle Street
                                          Chicago, IL 60697


                                Attention: William F. Sweeney

                                Telephone: (312) 828-1843
                                Facsimile: (312) 987-1276

$54,375,000                     BANK OF MONTREAL


                                By:/s/ Peter W. Steelman
                                Title:Director

                                Address:  115 S. LaSalle, 13 West
                                          Chicago, IL 60603

                                Attention: Peter W. Steelman

                                Telephone: (312) 750-3812
                                Facsimile: (312) 750-3783

$54,375,000       THE BANK OF NEW YORK



                                By:/s/ John M. Lokay, Jr.
                                Title: Vice President

                                Address:  One Wall Street
                                          New York, NY 10286

                                Attention: John M. Lokay, Jr.

                                Telephone: (212) 635-1172
                                Facsimile: (212) 635-1208-9

$43,125,000       CREDIT LYONNAIS CHICAGO BRANCH



                                By:/s/ Mary Ann Klemm
                                Title: Vice President

                                Address:  227 West Monroe Street
                                          Suite 3800
                                          Chicago, IL 60606

                                Attention: Michael Lord
                                           Assistant Vice President

                                Telephone: (312) 220-7318
                                Facsimile: (312) 641-0527

$54,375,000       CAISSE NATIONALE DE CREDIT AGRICOLE



                                By:/s/ Dean Balice
                                Title: Senior Vice President Branch Manager

                                Address:  55 East Monroe Street
                                          Chicago, IL 60603-5702

                                Attention: Dean Balice

                                Telephone: (312) 917-7449
                                Facsimile: (312) 372-2830

$11,250,000       FIRST TENNESSEE BANK NATIONAL
                                  ASSOCIATION



                                By:/s/ James H. Moore, Jr.
                                Title: Vice President

                                Address:  165 Madison Avenue
                                          Memphis, TN 38109-0084


                                Telephone: (901) 523-4108
                                Facsimile: (901) 523-4267

$54,375,000       MELLON BANK, N.A.



                                By:/s/ Laurel Larson
                                Title: Assistant Vice President

                                Address:  55 West Monroe
                                          Suite 2600
                                          Chicago, IL 60603


                                Telephone: (312) 357-3408
                                Facsimile: (3120 357-3414

$75,000,000       NATIONSBANK, N.A.



                                By:/s/ Mary Carol Daly
                                Title: Vice President

                                Address:  233 S. Wacker Drive
                                          Suite 2800
                                          Chicago, IL 60606


                                Telephone: (312) 234-5618
                                Facsimile: (312) 234-5619

$43,125,000       SUNTRUST BANK, ATLANTA



                                By:/s/ Shelley M. Browne
                                Title: Vice President


                                By:/s/ Jennifer P. Harrelson
                                Title: Senior Vice President

                                Address:  25 Park Place
                                          Atlanta, GA 30303


                                Attention:  Shelley  Browne

                                Telephone:  (404) 658-4918
                                Facsimile:  (404) 588-8505

$22,500,000       THE NORTHERN TRUST COMPANY



                                By:/s/ Diane M. Baer
                                Title: Second Vice President

                                Address:  50 S. LaSalle Street
                                          Chicago, IL 60675

                                Attention: Diane M. Baer

                                Telephone: (312) 444-5802
                                Facsimile: (312) 444-5055

$37,500,000       THE SANWA BANK, LIMITED, CHICAGO BRANCH



                                By:/s/ Richard H. Ault
                                Title: Vice President

                                Address:   10 S. Wacker Drive
                                           31st Floor
                                           Chicago, IL 60606


                                Telephone:(312) 368-3011
                                Facsimile: (312) 346-6677

$750,000,000
============

                                PRICING SCHEDULE


                  The Applicable Margin or Facility Fee Rate at any date is the applicable percentage amount set forth in the table below based on the Pricing
Level at such date:





------------- ------------------ ------------------ ------------------ ---------------- ---------------- ------------------
                   Level I           Level II           Level III         Level IV          Level V          Level VI
------------- ------------------ ------------------ ------------------ ---------------- ---------------- ------------------
Applicable               0.150%             0.170%             0.205%           0.225%           0.300%             0.500%
Eurocurrency
Margin
------------- ------------------ ------------------ ------------------ ---------------- ---------------- ------------------
Applicable               0.275%             0.295%             0.330%           0.350%           0.425%             0.625%
CD Rate
Margin
------------- ------------------ ------------------ ------------------ ---------------- ---------------- ------------------
Facility                 0.075%             0.080%             0.095%           0.125%           0.150%             0.250%
Fee Rate
------------- ------------------ ------------------ ------------------ ---------------- ---------------- ------------------
LC Fee Rate              0.150%             0.170%             0.205%           0.225%           0.300%             0.500%
------------- ------------------ ------------------ ------------------ ---------------- ---------------- ------------------

                  For purposes of this Schedule, the following terms have the following meanings:

                  "Applicable Interest Coverage Ratio" for purposes of determining what Pricing Level exists at any date means (a) if the Company has delivered all financial statements and certificates required to be delivered on or before such date pursuant to subsections (a), (b) and (c) of Section 6.1, the Interest Coverage Ratio as at the last day of the period covered by the most recent such financial statements and (b) in all other cases, a ratio of less than 2.50 to 1.00.

                  "Debt Rating" means at any date the higher of the credit ratings, if any, publicly announced by S&P and Moody's for the Company's senior unsecured debt without third-party credit enhancement (or if only one of S&P or Moody's shall have assigned a credit rating, then such rating). If the ratings assigned by S&P and Moody's differ by more than one increment, the Debt Rating will be the median rating (or the higher of two intermediate ratings if there is no median rating). If neither S&P nor Moody's assigns such a rating, then the Pricing Level shall be determined solely on the basis of the Applicable Interest Coverage Ratio, assuming for purposes of any Pricing Level having alternative ratings criteria that the lower but not the higher rating criterion is met and for purposes of any Pricing Level having a single rating criterion that such criterion is met.

                  "Level I Pricing" applies at any date if, at such date, (x) if such date is prior to April 1, 1999, the Debt Rating is A(A2) or better or (y) if such date is on or after April 1, 1999, either (i) the Debt Rating is A(A2) or better and the Applicable Interest Coverage Ratio is not less than 6.50 to
1.00 or (ii) the Debt Rating is A-(A3) or better or the Applicable Interest Coverage Ratio is not less than 8.00 to 1.00.

                  "Level II Pricing"  applies at any date if, at such date,  (a)
(x) if such date is prior to April 1, 1999, the Debt Rating is A-(A3) or better or (y) if such date is on or after April 1, 1999, either (i) the Debt Rating is A-(A3) or better and the Applicable Interest Coverage Ratio is not less than
5.00 to 1.00 or (ii) the Debt Rating is BBB+(Baa1) or better and the Applicable Interest Coverage Ratio is not less than 6.50 to 1.00 and (b) no better Pricing Level applies.

                  "Level III Pricing"  applies at any date if, at such date, (a)
(x) if such date is prior to April 1, 1999, the Debt Rating is BBB+(Baa1) or better or (y) if such date is on or after April 1, 1999, either (i) the Debt Rating is BBB+(Baa1) or better and the Applicable Interest Coverage Ratio is not less than 4.00 to 1.00 or (ii) the Debt Rating is BBB(Baa2) or better and the Applicable Interest Coverage Ratio is not less than 5.00 to 1.00 and (b) no better Pricing Level applies.

                  "Level IV Pricing"  applies at any date if, at such date,  (a)
(x) if such date is prior to April 1, 1999, the Debt Rating is BBB(Baa2) or better or (y) if such date is on or after April 1, 1999, either (i) the Debt Rating is BBB(Baa2) or better and the Applicable Interest Coverage Ratio is not less than 3.25 to 1.00 or (ii) the Debt Rating is BBB-(Baa3) or better and the Applicable Interest Coverage Ratio is not less than 4.00 to 1.00 and (b) no better Pricing Level applies.

                  "Level V Pricing"  applies  at any date if, at such date,  (a)
(x) if such date is prior to April 1, 1999, the Debt Rating is BBB-(Baa3) or better or (y) if such date is on or after April 1, 1999 the Debt Rating is BBB-(Baa3) or better and the Applicable Interest Coverage Ratio is not less than
2.75 to 1.00 and (b) no better Pricing Level applies.

          "Level VI Pricing" applies at any date if, at such date, no other Pricing Level applies.

                  "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

                  Notwithstanding the foregoing, for so long after the effectiveness of this Agreement as the credit ratings of the Company remain, as a result of the WMX Repurchase, on credit watch (with negative implications) or similar status as publicly announced by either Moody's or S&P, if the Pricing Level for any date would otherwise be Level I or Level II, the Pricing Level for such date shall be Level III.

                                  SCHEDULE 6.11

                             SUBSIDIARY RESTRICTIONS



1. American Home Shield Corporation and its subsidiaries are subject to regulatory restrictions imposed by various states which limit dividends and similar payments.

                                   EXHIBIT "A"

                                      NOTE

                                                              _________ ___,19__

         THE SERVICEMASTER COMPANY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Company"), promises to pay to the order of ___________ (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Company pursuant to the Five-Year Credit Agreement dated as of April 1, 1997 among the Company, the Lenders named therein, including the Lender, The First National Bank of Chicago, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (as the same may be amended or modified, hereinafter referred to as the "Agreement"), in the currencies and on the dates specified in the Agreement, in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Administrative Agent, or as otherwise directed by the Administrative Agent pursuant to the terms of the Agreement, together with interest, in like currency and funds, on the unpaid principal amount hereof at the rates and on the dates specified in the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder; provided, however, that any failure to so record shall not affect the Company's obligations under any Loan Document.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Agreement, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                    THE SERVICEMASTER COMPANY
                                    LIMITED PARTNERSHIP

                                    By: ServiceMaster Management Corporation,
                                    its General Partner

                                    By: __________________________________
                                    Title: _______________________________

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                        NOTE OF THE SERVICEMASTER COMPANY
                               LIMITED PARTNERSHIP



Date      Currency         Maturity         Principal          Unpaid
            and                              Amount            Balance
          Principal                           Paid
          Amount of
            Loan
------   -----------      ------------      ----------        ----------

                                  EXHIBIT "B-1"

                       FORM OF OPINION OF KIRKLAND & ELLIS


                                                                   April 1, 1997


To the Lenders who are parties to the
 Credit Agreement described herein

                  Re:  The ServiceMaster Company Limited
                       Partnership Five-Year Credit Agreement
                       dated as of April 1, 1997

Ladies and Gentlemen:

         We have acted as special counsel to The ServiceMaster Company Limited Partnership, a Delaware limited partnership (the "Company"), in connection with the negotiation, execution and delivery of the Five-Year Credit Agreement dated as of April 1, 1997 among the Company, The First National Bank of Chicago, individually and as Administrative Agent, Morgan Guaranty Trust Company of New York, individually and as Documentation Agent, and the Lenders named therein, providing for credits in an aggregate amount not exceeding $750,000,000 at any one time outstanding (the "Credit Agreement"). Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         For purposes of this opinion, we have examined the following:

         (a)      the Credit Agreement; and

         (b) the proposed notes to be issued by the Company to the Lenders pursuant to the Credit Agreement (the "Notes").

         In addition, in connection with rendering the opinions expressed below ("our opinions"), we have examined and relied upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, certificates and other documents, as in our judgment are necessary or appropriate to enable us to render our opinions. As to various factual matters material to our opinions, we have relied upon certificates of public officials, certificates of officers of ServiceMaster Management Corporation, a Delaware corporation (the "Corporate General Partner") on behalf of the Company and the representations and warranties contained in Article V of the Credit Agreement. In addition, in rendering our opinions, we have assumed, with your permission and without independent verification, that:

         (a) the signatures of persons signing all documents in connection with which our opinions are rendered are genuine and authorized (other than those of the Company and the Corporate General Partner on the Credit Agreement, the Notes, and other agreements, certificates and documents entered into in connection with the closing of the transactions contemplated by the Credit Agreement);

         (b) all documents submitted to us as originals or duplicate originals are authentic;

         (c) all documents submitted to us as copies, whether certified or not, conform to authentic original documents;

         (d) all parties to the documents reviewed by us (other than the Company and the Corporate General Partner in connection with the Credit Agreement and other agreements, certificates and documents entered into in connection with the closing of the transactions contemplated by the Credit Agreement) have full power and authority to execute, to deliver and to perform their obligations under such documents and under the documents required or permitted to be delivered and performed thereunder, and all such documents have been duly authorized by all necessary action, have been duly executed by such parties, have been duly delivered by such parties, and are legal, valid and binding obligations of such parties enforceable in accordance with their terms;

         (e) any approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body which may be required in connection with the execution and delivery of the Credit Agreement on account of your regulatory status has been obtained or made by you; and

         (f) the opinions set forth in the letter to you of even date herewith from Vernon T. Squires, Esq. are correct.

         Based upon and subject to the foregoing, we are of the opinion that:

         (1) The Company is a limited partnership, validly existing under the laws of the State of Delaware, has full partnership power and authority and is duly authorized to enter into and perform the Credit Agreement and to incur the obligations to be evidenced by the Notes;

         (2) The Corporate General Partner is a corporation validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority and is duly authorized to execute and deliver the Credit Agreement on behalf of the Company;

         (3) The execution and delivery of the Credit Agreement and the Notes by the Corporate General Partner on behalf of the Company do not conflict with or result in a breach of any provision of the Amended and Restated Agreement of Limited Partnership of the Company; and

         (4) The Credit Agreement and the Notes have been duly authorized, executed and delivered by the Corporate General Partner on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

         Our opinions are subject to the following further qualifications:

         (a)  our  opinions  are  subject  to  the  effect  of  any   applicable
bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other similar laws;

         (b) the binding effect and the enforceability of the Credit Agreement and the Notes and the availability of injunctive relief or other equitable remedies thereunder are subject to the effect of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity);

         (c) the binding effect and the enforceability of the Credit Agreement and the Notes are subject to the effect of laws and judicial decisions which have imposed duties and standards of conduct (including, without limitation, obligations of good faith, fair dealing and reasonableness and any obligation to demonstrate that enforcement of provisions that are burdensome on a debtor is reasonably necessary for the protection of the creditor) upon creditors;

         (d) we express no opinion as to the enforceability of cumulative remedies to the extent such cumulative remedies purport to or would have the effect of compensating the party entitled to the benefits thereof in amounts in excess of the actual loss suffered by such party or would violate applicable laws concerning election of remedies;

         (e) notwithstanding certain language of the Credit Agreement, you will be limited to recovering only reasonable expenses, only reasonable attorneys' fees and legal expenses and only reasonable compensation for funding losses, increased costs or yield protection;

         (f) we express no opinion as to, or the effect or applicability of, any laws other than the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law and the Revised Uniform Limited Partnership Act of the State of Delaware;

         (g) requirements in the Credit Agreement specifying that provisions thereof may only be waived in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such documents;

         (h) we express no opinion as to the enforceability of the indemnification provisions of the Credit Agreement insofar as said provisions contravene public policy or might require indemnification or payments to you with respect to any loss, cost or expense arising out of your gross negligence or willful misconduct or any violation by you of statutory duties, general principles of equity or public policy;

         (i) waivers of equitable rights and defenses may not be valid, binding or enforceable under state or federal law and certain rights of debtors and duties of lenders may not be waived, released, varied or disclaimed by agreement prior to a default; and

         (j) we  express  no  opinion  as to the  validity,  binding  effect  or
enforceability   of  Section   9.10  of  the  Credit   Agreement   (Consent   to
Jurisdiction).

         This letter is furnished to you pursuant to Section 4.1(v) of the Credit Agreement and is not to be used, circulated, quoted or otherwise relied upon by any other person or entity or for any other purpose.

         This opinion is for the benefit of the Lenders and their respective counsel, and may not be relied upon by any other person. This opinion is limited to the specific issues addressed and is limited in all respects to laws and facts existing on the date hereof. By rendering this opinion, we do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof.

                                Very truly yours,

                                KIRKLAND & ELLIS

                                  EXHIBIT "B-2"

                       FORM OF OPINION OF GENERAL COUNSEL


                                                                   April 1, 1997


To the Lenders who are parties to the
 Five-Year Credit Agreement described herein

                  Re:  The ServiceMaster Company Limited
                       Partnership Five-Year Credit Agreement
                       dated as of April 1, 1997

Ladies and Gentlemen:

         I am the Senior Vice President and General Counsel of The ServiceMaster Company Limited Partnership, a Delaware limited partnership (the "Company") and, in that capacity, I am familiar with the details of the negotiation, execution and delivery of the Five-Year Credit Agreement dated as of April 1, 1997 among the Company, The First National Bank of Chicago, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and the Lenders named therein, providing for credits in an aggregate amount not exceeding $750,000,000 at any one time outstanding (the "Credit Agreement"). I am furnishing this opinion to you pursuant to Section 4.1(vi) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.

         For purposes of this opinion, I have examined the following:

         (a)      the Credit Agreement; and

         (b) the proposed notes issued by the Company to the Lenders pursuant to the Credit Agreement (the "Notes").

         In addition, I have also examined such certificates of public officials, certificates of officers of the Company, and copies of corporate and partnership documents and records of the Company and other papers, and I have made such other investigations as I have deemed relevant and necessary as a basis for my opinions hereinafter set forth. In all such examinations I have assumed the genuineness of all signatures (other than the signatures of officers of the Company), the authenticity and completeness of all documents submitted to me as originals, the due authority of the parties executing such documents (other than on behalf of the Company) and the conformity to the originals of documents submitted to me as copies.

         Based on the foregoing and subject to the qualifications set forth below, I am of the opinion that:

         (1) No approval, consent or withholding of objection on the part of any regulatory body, federal, state or local, is necessary in connection with the execution and delivery of the Credit Agreement or the Notes.

         (2) The Company has full power and authority and is duly authorized to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign limited partnership in each jurisdiction (to the extent qualification of a foreign limited partnership is permitted by statute) where a failure so to qualify would reasonably be expected to have a Material Adverse Effect and, in my opinion, the inability of the Company to qualify as a foreign limited partnership in any state in which such qualification is not permitted by law will not have a Material Adverse Effect.

         (3) Each Material Subsidiary is a corporation or a limited partnership duly incorporated or organized, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, has full power and authority and is duly authorized to conduct the activities in which it is now engaged, and is duly licensed or qualified and is in good standing in each jurisdiction (to the extent qualification of a foreign limited partnership is permitted by statute) where a failure so to qualify would reasonably be expected to have a Material Adverse Effect and, in my opinion, the inability of any Material Subsidiary that is a limited partnership to qualify as a foreign limited partnership in any state in which such qualification is not permitted by law will not have a Material Adverse Effect.

         (4) The issuance of the Notes and the execution, delivery and performance by the Company of the Credit Agreement (i) do not violate in any material respect any provisions of any law or any order of any court, governmental authority or agency, (ii) do not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the limited partnership agreement of the Company or any agreement or any debt instrument or other material agreement known to me to which the Company or any Eligible Subsidiary is a party or by which the Company or any Eligible Subsidiary may be bound and (iii) will not result in the creation or imposition of any lien or encumbrance upon any of the property of the Company or any Eligible Subsidiary.

         (5) There are no proceedings pending or, to my knowledge, threatened, against or affecting the Company, any of its General Partners, its Parent or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would reasonably be expected to have a Material Adverse Effect. To my knowledge, neither the Company nor any Subsidiary is in default with respect to any order of any court or governmental authority, or arbitration board or tribunal which would reasonably be expected to have a Material Adverse Effect.

         (6) No documentary or stamp taxes are payable in connection with the issuance of the Notes.

         (7) Neither the issuance of the Notes nor the use by the Company of all or any portion of the proceeds of the Advances will violate Regulations U or X of the Board of Governors of the Federal Reserve System (12 C.F.R. Chapter II).

         The opinions expressed in this letter as to enforceability are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law or in a bankruptcy proceeding, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and applicable laws and court decisions which may limit the enforceability of certain remedial and other provisions of the Notes.

         The opinions expressed above are limited to the laws of the State of Illinois, the federal laws of the United States of America, the Delaware General Corporation Law and the Delaware Revised Uniform Limited Partnership Act, and I do not express any opinion herein concerning any other law.

         The opinions expressed herein are solely for your benefit in connection with the consummation of the transactions contemplated by the Credit Agreement and may not be used or relied upon by any Person other than each of you.

                                Very truly yours,



                                Vernon T. Squires
                              Senior Vice President
                               and General Counsel

                                                EXHIBIT "C"

                                       COMPETITIVE BID QUOTE REQUEST
                                              (Section 2.3.2)

                                                                 _________, 19__

To: The Lenders parties to the Credit Agreement described below

From:      [Name of Borrower]

Re: Five-Year Credit Agreement (the "Credit Agreement") dated as of April 1, 1997 among The ServiceMaster Company Limited Partnership, the Lenders named therein, The First National Bank of Chicago, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent

           We hereby give notice pursuant to Section 2.3.2 of the Credit Agreement that we request Competitive Bid Quotes for the following proposed Competitive Bid Advance(s):

Borrowing Date:         , 19__

Principal Amount (1)                                    Interest Period (2)
--------------------                                    -----------------------


           Such Competitive Bid Quotes should offer [a Competitive Bid Margin] [and] [an Absolute Rate]. [The currency in which the Loans are to be denominated is __________.] Your Competitive Bid Quote must comply with Section 2.3.3 of the Credit Agreement and the foregoing. Capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

     Please respond to this request by no later than [1:00 p.m.] [9:00 a.m.] Chicago time on , 19__.

                                            [NAME OF BORROWER]

                                            By:
                                                Financial Officer

-----------------------

(1) Amount must be at least (i) $1,000,000 or any larger integral multiple of $1,000,000 in the case of a Floating Rate Advance, (ii) $5,000,000 or any larger integral multiple of $1,000,000 in the case of any other Advance denominated in Dollars or (iii) such amount and multiples as the Administrative Agent deems appropriate and reasonably comparable to a $3,000,000 minimum Dollar Amount in the case of any Advance denominated in an Alternative Currency.

(2) One, two, three or six months (Eurocurrency Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definitions of Eurocurrency Interest Period and Absolute Rate Interest Period.

                                   EXHIBIT "D"

                              COMPETITIVE BID QUOTE
                                 (Section 2.3.3)

                                                              ____________, 19__

To:        [Name of Borrower] (the "Borrower")

Re:        Competitive Bid Quote

In response to your request dated _________, 199_, we hereby make the following Competitive Bid Quote pursuant to Section 2.3.3 of the Credit Agreement hereinafter referred to and on the following terms:

1.  Quoting Lender: _____________________________________________

2. Person to contact at Quoting Lender: ________________________

3.  Borrowing Date: ____________, 19__ (3)

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

----------------------

(3) As specified in the related Invitation For Competitive Bid Quotes.

Principal       Interest           [Competitive                  [Absolute
Amount (4)      Period (5)          Bid Margin (6)]               Rate (7)]
-----------     ----------          ---------------               ---------

[Provided, that the aggregate principal amount of Competitive Bid Loans for which the above offers may be accepted shall not exceed $_________________.] (8)

--------------------

(4) Principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least (i) $1,000,000 or any larger integral multiple of $1,000,000 in the case of a Floating Rate Advance, (ii) $5,000,000 or any larger integral multiple of $1,000,000 in the case of any other Advance denominated in Dollars or (iii) such amount and multiples as the Administrative Agent deems appropriate and reasonably comparable to a $3,000,000 minimum Dollar Amount in the case of any Advance denominated in an Alternative Currency.

(5) One, two, three or six months (Eurocurrency Auction) or not less than 7 days (Absolute Rate Auction), as specified in the related Invitation For Competitive Bid Quotes.

(6) Specify positive or negative percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from the Eurocurrency Base Rate.

(7) Specify rate of interest per annum (rounded to the nearest 1/100 of 1%)

(8) Specify the limit, if any, as to the aggregate principal amount of the Competitive Bid Loans of the quoting Lender which the Borrower may accept (see
Section 2.3.3. (ii)(d)).

                  We understand and agree that the offers set forth above, subject to the satisfaction of the applicable conditions set forth in the Five-Year Credit Agreement dated as of April 1, 1997, among The ServiceMaster Company Limited Partnership, the Lenders named therein, The First National Bank of Chicago, as Administrative Agent and Morgan Guaranty Trust Company of New York, as Documentation Agent (the "Credit Agreement"), irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted, in whole or in part.

Capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Credit Agreement.

                                Very truly yours,

                                 [NAME OF BANK]

Dated:       , 19__                                  By:
                                                          Authorized Officer

                                   EXHIBIT "E"

                              ASSIGNMENT AGREEMENT


                  This  Assignment   Agreement  (this  "Assignment   Agreement")
between (the "Assignor") and (the "Assignee") is dated as of _________ __, 19__. The parties hereto agree as follows:

                  1. PRELIMINARY STATEMENT. The Assignor is a party to a Five-Year Credit Agreement, dated as of April 1, 1997 (which, as it may be amended, modified, renewed or extended from time to time, is herein called the "Credit Agreement"), among The ServiceMaster Company Limited Partnership (the "Company"), the Lenders named therein, The First National Bank of Chicago, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement. The Assignor desires to assign to the Assignee, and the Assignee desires to assume from the Assignor, an undivided interest (the "Purchased Percentage") in the Commitment of the Assignor such that after giving effect to the assignment and assumption hereinafter provided, the Commitment of the Assignee shall equal $______________ and its percentage of the Aggregate Commitment shall equal __%.

                  2. ASSIGNMENT. For and in consideration of the assumption of obligations by the Assignee set forth in Section 3 hereof and the other consideration set forth herein, and effective as of the Effective Date (as hereinafter defined), the Assignor does hereby sell, assign, transfer and convey to the Assignee all of its right, title and interest in and to the Purchased Percentage of (i) the Commitment of the Assignor (as in effect on the Effective
Date), (ii) each Committed Loan made by the Assignor outstanding on the Effective Date, (iii) all Letter of Credit Liabilities of the Assignor on the Effective Date and (iv) the Credit Agreement and the other Loan Documents. Pursuant to Section 12.3.2 of the Credit Agreement, on and after the Effective Date the Assignee shall have the same rights, benefits and obligations as the Assignor had under the Loan Documents with respect to the Purchased Percentage of the Loan Documents, all determined as if the Assignee were a "Lender" under the Credit Agreement with ____% of the Aggregate Commitment. The Effective Date shall be the later of ______ or two Business Days (or such shorter period agreed to by the Agents) after a Notice of Assignment substantially in the form of Exhibit "I" attached hereto and any consents substantially in the form of Exhibit "II" attached hereto required to be delivered to the Agents by Section
12.3 of the Credit Agreement have been delivered to the Agents. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date on the Business Day prior to the proposed Effective Date.

                  3. ASSUMPTION. For and in consideration of the assignment of rights by the Assignor set forth in Section 2 hereof and the other consideration set forth herein, and effective as of the Effective Date, the Assignee does hereby accept that assignment, and assume and covenant and agree fully, completely and timely to perform, comply with and discharge, each and all of the obligations, duties and liabilities of the Assignor under the Credit Agreement which are assigned to the Assignee hereunder, which assumption includes, without limitation, the obligation to fund the unfunded portion of the Aggregate Commitment and to participate in Letters of Credit outstanding on the Effective Date or issued thereafter, all in accordance with the provisions set forth in the Credit Agreement as if the Assignee were a "Lender" under the Credit Agreement with ___% of the Aggregate Commitment. The Assignee agrees to be bound by all provisions relating to "Lenders" under and as defined in the Credit Agreement, including, without limitation, provisions relating to the dissemination of information and the payment of indemnification.

                  4. PAYMENT OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the Purchased Percentage of the Assignor's Commitment, Committed Loans and Letter of Credit Liabilities. The Assignee shall advance funds directly to the Administrative Agent with respect to each Committed Loan and reimbursement payments made on or after the Effective Date. In consideration for the transfer of the assigned obligations hereunder, with respect to each Committed Loan made by the Assignor outstanding on the Effective Date, the Assignee shall pay the Assignor on the Effective Date (or, if Assignee so elects with respect to each Committed Loan bearing interest at a Fixed Rate, on the Payment Date, as hereinafter defined) an amount equal to the Purchased Percentage of any such Committed Loan. If the Assignee elects to make such payment on the Effective Date, with respect to any Loan made by Assignor outstanding on the Effective Date which bears interest at a fixed rate (each an "Outstanding Fixed Rate Loan"), Assignee shall be entitled to receive interest at a rate agreed upon by the Assignee and the Assignor (the "Outstanding Fixed Rate Loan Interest Rate") for the remainder of the existing Interest Period.

When Assignee receives interest on the Purchased Percentage of any Outstanding Fixed Rate Loan, Assignee shall remit to Assignor the excess of (a) the interest received by Assignee on the Outstanding Fixed Rate Loan over (b) the Outstanding Fixed Rate Loan Interest Rate. In the event Assignee elects not to pay the Assignor the Purchased Percentage of any such Outstanding Fixed Rate Loan on the Effective Date, the Assignee shall pay the Assignor an amount equal to the Purchased Percentage of such Outstanding Fixed Rate Loan (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Outstanding Fixed Rate Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the "Payment Date"). In the event interest for the period from the Effective Date to but not including the Payment Date is not paid by the Borrower with respect to any Outstanding Fixed Rate Loan sold by the Assignor to the Assignee pursuant to the preceding sentence, the Assignee shall pay to the Assignor interest for such period on such Outstanding Fixed Rate Loan at the applicable rate provided by the Credit Agreement. In the event of a prepayment of any Outstanding Fixed Rate Loan, Assignee shall remit to Assignor the excess of (a) the amount received by the Assignee as breakage costs over (b) the amount which would have been received by the Assignee as a prepayment penalty if the amount of prepayment penalty was based on the Outstanding Fixed Rate Loan Interest Rate. On and after the Effective Date, the Assignee will also remit to the Assignor any amounts of interest on Loans and fees received from the Administrative Agent which relate to the Purchased Percentage of Loans made by the Assignor accrued for periods prior to the Effective Date or the Payment Date as applicable. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto. ***[This Section subject to modification by the Assignor and the Assignee]***

                  5. FEES PAYABLE BY ASSIGNEE. On each day on which the Assignee receives a payment of interest or fees under the Credit Agreement (other than a payment of interest or fees which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof, which shall be excluded in determining fees payable to the Assignor pursuant to this Section), the Assignee shall pay to the Assignor a fee. The amount of such fee shall be the difference between
(i) the amount of such interest or fee, as applicable, received by the Assignee and (ii) the amount of the interest or fee, as applicable, which would have been received by the Assignee if each interest rate was ___ of 1% less than the interest rate paid by the Company or if the facility fee was ___ of 1% less than the facility fee paid by the Company pursuant to Section 2.4, as applicable. In addition, the Assignee agrees to pay __% of the fee required to be paid to the Administrative Agent pursuant to Section 12.3.2 of the Credit Agreement. ***[This Section subject to modification by the Assignor and the Assignee]***

                  6. CREDIT DETERMINATION: LIMITATIONS ON ASSIGNORS LIABILITY. The Assignee represents and warrants to the Assignor that it is capable of making and has made and shall continue to make its own credit determinations and analysis based upon such information as the Assignee deemed sufficient to enter into the transaction contemplated hereby and not based on any statements or representations by the Assignor, the Agents or any Lender. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no representation or warranty of any kind to the Assignee and shall not be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of the Credit Agreement or any other Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Company or any of its Subsidiaries, or any guarantor,
(ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of any Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) the inspection of any of the property, books or records of the Company or any of its Subsidiaries, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans.
Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be liable for any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents, except for its or their own bad faith or willful misconduct.

                  7. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees, which attorneys may be employees of the Assignee) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's performance or non-performance of obligations assumed under this Assignment Agreement.

                  8. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to Section 12.3 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulations order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained, (ii) the assignee under such assignment from the Assignee shall agree to assume all of the Assignee's obligations hereunder in a manner satisfactory to the Assignor and (iii) the Assignee is not thereby released from any of its obligations to the Assignor hereunder.

                  9. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage of the Aggregate Commitment assigned to the Assignee shall remain the percentage specified in Section 1 hereof and the dollar amount of the Commitment of the Assignee shall be recalculated based on the reduced Aggregate Commitment.

                  10. ENTIRE AGREEMENT. This Assignment Agreement ****[and the attached consent]**** embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

                  11. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New York.

                  12. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth under each party's name on the signature pages hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                                            [NAME OF ASSIGNOR]


                                            By:

                                            Title:


                                            [NAME OF ASSIGNEE]

                                            By:

                                            Title:

                                   EXHIBIT "I"

                                     NOTICE
                                  OF ASSIGNMENT

To:      THE SERVICEMASTER COMPANY LIMITED PARTNERSHIP
                  One ServiceMaster Way
                  Downers Grove, IL  60515
                  Attention:  Eric R. Zarnikow

                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                  as Documentation Agent
                  60 Wall Street
                  New York, NY  10260

                  THE FIRST NATIONAL BANK OF CHICAGO,
                  as Administrative Agent
                  One First National Plaza
                  Chicago, IL 60670


                  [ISSUING BANKS]

From:    [NAME OF ASSIGNOR]

                  [NAME OF ASSIGNEE]

                                                                       , 19__

                  1. We refer to that Five-Year Credit Agreement, dated as of April 1, 1997 (which, as it may be amended, modified, renewed or extended from time to time, is herein called the "Credit Agreement"), among The ServiceMaster Company Limited Partnership (the "Company"), the Lenders named therein including ____________ (the "Assignor"), The First National Bank of Chicago, as
Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent. Capitalized terms used herein and in any consent delivered in connection herewith and not otherwise defined herein or in such consent shall have the meanings attributed to them in the Credit Agreement.

                  2. This Notice of Assignment (this "Notice") is given and delivered to the Company and the Agents pursuant to Section 12.3.2 of the Credit Agreement.

                  3. The Assignor and (the "Assignee") have entered into an Assignment Agreement, dated as of , 19__, pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor, an undivided interest in and to all of the Assignor's rights and obligations under the Credit

Agreement such that Assignee's percentage of the Aggregate Commitment shall equal __%, effective as of the Effective Date (as hereinafter defined). The "Effective Date" shall be the later of ____ or two Business Days (or such shorter period as agreed to by the Agents) after this Notice of Assignment and any consents and fees required by Sections 12.3.1 and 12.3.2 of the Credit Agreement have been delivered to the Agents, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

                  4. As of this date, the percentage of the Assignor in the Aggregate Commitment, the Committed Advances and the Letters of Credit is __%. As of the Effective Date, the percentage of the Assignor in the Aggregate Commitment, the Committed Advances and the Letters of Credit will be __% (as such percentage may be reduced or increased by assignments which become effective prior to the assignment to the Assignee becoming effective) and the percentage of the Assignee in the Aggregate Commitment, the Committed Advances and the Letters of Credit and the Letters of Credit will be __%.

                  5. The Assignor and the Assignee hereby give to the Company and the Agents notice of the assignment and delegation referred to herein. The Assignor will confer with the Agents before _______, 19__ to determine if the assignment to the Assignee will become effective on such date pursuant to
Section 3 hereof, and will confer with the Agents to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Agents if the assignment to the Assignee does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Agent, the Assignor will give the Agents written confirmation of the occurrence of the Effective Date.

                  6. The Assignee hereby accepts and assumes the assignment and delegation referred to herein and agrees as of the Effective Date (i) to perform fully all of the obligations under the Credit Agreement which it has hereby assumed and (ii) to be bound by the terms and conditions of the Credit Agreement as if it were a "Lender".

                  7. The Assignor and the Assignee request and agree that any payments to be made by the Administrative Agent to the Assignor on and after the Effective Date shall, to the extent of the assignment referred to herein, be made entirely to the Assignee, it being understood that the Assignor and the Assignee shall make between themselves any desired allocations.

                  8.  The   Assignor   or  the   Assignee   shall   pay  to  the
Administrative Agent on or before the Effective Date the processing fee of $3,500 required by Section 12.3.2 of the Credit Agreement.

                  9. The Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the Borrower(s) to execute and deliver [new Notes or, as appropriate,] replacement Notes, to the Assignor and the Assignee in accordance with Section 12.3.2 of the Credit Agreement. The Assignor [and the Assignee] agree[s] to deliver to the Administrative Agent the original Notes received from it by the Borrower(s) upon the Assignor's [and Assignee's] receipt of new Notes in the amounts set forth above.

                  10. The Assignee advises the Agents that the address listed below is its address for notices under the Credit Agreement:

------------------
------------------
------------------

[NAME OF ASSIGNOR]                          [NAME OF ASSIGNEE]

By:                                                  By:

Title:                                               Title:

                                  EXHIBIT "II"

                               CONSENT AND RELEASE


                TO:    [NAME OF ASSIGNOR] [NAME OF ASSIGNEE]

                        ----------------   ----------------

                        ----------------   ----------------



                                 _________, 19__


                  1. We acknowledge receipt from (the "Assignor") and ______________________ (the "Assignee") of the Notice of Assignment, dated as of
__________, 19__ (the "Notice"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Notice.

                  ****[2. In consideration of the assumption by the Assignee of the obligations of the Assignor as referred to in the Notice, the Company and each Issuing Bank hereby (i) irrevocably consents, as required by Section 12.3.1 of the Credit Agreement, to the assignment and delegation referred to in the Notice and (ii) as of the Effective Date, irrevocably reduces the percentage of the Assignor in the Aggregate Commitment by the percentage of the Aggregate Commitment assigned to the Assignee and releases the Assignor from all of its obligations to the Company or any of its Subsidiaries or to such Issuing Bank under the Loan Documents to the extent that such obligations have been assumed by the Assignee]****

                  3. The Administrative Agent is hereby requested to prepare for issuance by the relevant Borrower new Notes as requested by the Assignor and the Assignee in the Notice.

                  ****[4. In consideration of the assumption by the Assignee of the obligations of the Assignor as referred to in the Notice, the Agents hereby
(i) irrevocably consent, as required by Section 12.3.1 of the Credit Agreement, to the assignment and delegation referred to in the Notice, (ii) as of the Effective Date, irrevocably release the Assignor from its obligations to the Agents under the Loan Documents to the extent that such obligations have been assumed by the Assignee, and (iii) agree that, as of the Effective Date, the Agents shall consider the Assignee as a "Lender" for all purposes under the Loan Documents to the extent of the assignment and delegation referred to in the Notice.]****

THE SERVICEMASTER COMPANY                   THE FIRST NATIONAL BANK
LIMITED PARTNERSHIP                         OF CHICAGO, as Administrative  Agent

By: ServiceMaster Management                By:
    Corporation, its General                Title:
    Partner
                                            MORGAN GUARANTY TRUST
By:                                         COMPANY OF NEW YORK, as
Title:                                      Documentation Agent

                                            By:
                                            Title:

                                            [ISSUING BANK]

                                            By:  ____________________
                                            Title: __________________


* Paragraphs 2 and 4 are to be included only if the consent of the Company, the Issuing Banks and the Agents is required pursuant to Section 12.3.1 of the Credit Agreement.

                                   EXHIBIT "F"

                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To: The First National Bank of Chicago, as Administrative Agent under the Credit Agreement described below.

From:    [Name of Borrower] (the "Borrower")

Re: Five-Year Credit Agreement, dated as of April 1, 1997 (as the same may be amended or modified, the "Credit Agreement"), among The ServiceMaster Company Limited Partnership, the Lenders named therein, The First National Bank of Chicago, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent.

                  Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Credit Agreement.

                  The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement.

Facility Identification Number(s)

Customer/Account Name

Transfer Funds To

For Account No.

Reference/Attention To

Authorized Officer (Customer
  Representative)                                     Date


    (Please Print)                  Signature

Bank Officer Name                                     Date


    (Please Print)                  Signature

       (Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                   EXHIBIT "G"

                         FORM OF ELECTION TO PARTICIPATE



                                                                __________, 19__


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Documentation Agent
    for the Lenders under the Five-Year Credit Agreement dated as of April 1, 1997 among The ServiceMaster Company Limited Partnership
   (the "Company"), the Lenders named therein, The First National Bank of Chicago, as
   Administrative Agent, and the Documentation
   Agent

Dear Sirs:

                  Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement have for the purposes hereof the meaning provided therein.

                  The   undersigned,    [name   of   Eligible   Subsidiary],   a
[corporation] [partnership] organized under the laws of [jurisdiction of organization], elects to be an Eligible Subsidiary for purposes of the Credit Agreement, effective upon your receipt hereof until an Election to Terminate shall have been delivered to you with respect to the undersigned in accordance with the Credit Agreement.

                  The undersigned confirms that the representations and warranties set forth in Article XIV of the Credit Agreement are true and correct as to the undersigned as of the date hereof. In particular, [except as disclosed below,] there is no income, stamp or other tax of any country, or any taxing authority thereof or therein, imposed by or in the nature of withholding or otherwise, which is imposed on any payment to be made by the undersigned pursuant to the Credit Agreement or the Notes of the undersigned, or is imposed on or by virtue of the execution, delivery or enforcement of this Election to Participate or of the Notes of the undersigned.

                  The undersigned agrees to perform all the obligations of an Eligible Subsidiary under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Sections 9.11 and 9.12 thereof, as if the undersigned were a signatory party thereto. The undersigned hereby confirms the authority of the Financial Officers to act on its behalf as to all matters relating to the Credit Agreement.

                  The address to which all notices to the undersigned under the Credit Agreement should be directed is:

                  This instrument shall be construed in accordance with and governed by the laws of the State of New York.

                                    Very truly yours,

                                    [NAME OF ELIGIBLE SUBSIDIARY]



                                    By __________________________________
                                    Title:


                  The undersigned confirms that [name of Eligible Subsidiary] is an additional Borrower for purposes of the Credit Agreement described above.


                                    THE SERVICEMASTER COMPANY LIMITED
                                    PARTNERSHIP

                                    By: ServiceMaster Management
                                    Corporation, its General Partner



                                    By __________________________________
                                    Title:




                  Receipt of the above Election to Participate is acknowledged on and as of the date set forth above.


                                    MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, as Documentation Agent


                                    By __________________________________
                                    Title:

                                   EXHIBIT "H"

                          FORM OF ELECTION TO TERMINATE



                                                                __________, 19__


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Documentation Agent
   for the Lenders under the Five-Year Credit Agreement dated as of April 1, 1997 among The ServiceMaster Company Limited Partnership
   (the "Company"), the Lenders named therein, The First National Bank of Chicago, as
   Administrative Agent, and the Documentation
   Agent

Dear Sirs:

                  Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement have for the purposes hereof the meaning provided therein.

                  The undersigned hereby elect to terminate the status of [name of Eligible Subsidiary], a [corporation] [partnership] organized under the laws of [jurisdiction of organization] (the "Designated Subsidiary"), as an Eligible Subsidiary for purposes of the Credit Agreement, effective upon your receipt hereof. The undersigned represent and warrant that all principal and interest on all Notes of the Designated Subsidiary and all other amounts payable by the Designated Subsidiary pursuant to the Credit Agreement have been paid in full on or prior to the date hereof. Notwithstanding the foregoing, this Election to Terminate shall not affect any obligation of the Designated Subsidiary under the Credit Agreement or under any of its Notes heretofore incurred.

                  This instrument shall be construed in accordance with and governed by the laws of the State of New York.


                                    Very truly yours,

                                    [NAME OF DESIGNATED SUBSIDIARY]


                                    By __________________________________
                                    Title:


                                    THE SERVICEMASTER COMPANY LIMITED
                                    PARTNERSHIP

                                    By: ServiceMaster Management
                                    Corporation, its General Partner



                                    By __________________________________
                                    Title:



                  Receipt  of  the  above   Election  to   Terminate  is  hereby
acknowledged on and as of the date set forth above.


                                    MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, as Documentation Agent



                                    By __________________________________
                                    Title:

                                               EXHIBIT "I"

                            FORM OF OPINION OF COUNSEL FOR ELIGIBLE SUBSIDIARY



                                                                __________, 19__


To the Lenders and Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

                  I am counsel to [name of Eligible Subsidiary], a [corporation] [partnership] organized under the laws of [jurisdiction of organization] (the "Eligible Subsidiary"), and give this opinion pursuant to Section 4.2(b) of the Five-Year Credit Agreement, dated as of April 1,1997 (as the same may be amended or modified, the "Credit Agreement"), among The ServiceMaster Company Limited Partnership (the "Company"), the Lenders named therein, The First National Bank of Chicago, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent. Terms defined in the Credit Agreement are used herein as therein defined.

                  I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, I am of the opinion that:

                  1. The Eligible Subsidiary is a [corporation] [partnership] duly organized, validly existing and in good standing under the laws of [jurisdiction of organization], and is a Subsidiary of the Company.

                  2. The execution and delivery by the Eligible Subsidiary of its Election to Participate and its Notes and the performance by the Eligible Subsidiary of its obligations under the Credit Agreement and its Notes are within the Eligible Subsidiary's legal powers, have been duly authorized by all necessary [corporate] [partnership] or other legal action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, in any material respect any provision of applicable law or regulation or of the organizational documents of the Eligible Subsidiary or of any indenture or other agreement or instrument governing Debt or any other material agreement or instrument binding upon the Company or the Eligible Subsidiary or result in the creation or imposition of any Lien on any asset of the Eligible Subsidiary or any of its Subsidiaries.

                  3. The Election to Participate of the Eligible Subsidiary and the Credit Agreement constitute valid and binding agreements of the Eligible Subsidiary and its Notes constitute valid and binding obligations of the Eligible Subsidiary, in each case enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency or other similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity.

                  4. Except as disclosed in the Election to Participate, there is no income, stamp or other tax of any country, or any taxing authority thereof or therein, imposed by or in the nature of withholding or otherwise, which is imposed on any payment to be made by the Eligible Subsidiary pursuant to the Credit Agreement or on its Notes, or is imposed on or by virtue of the execution, delivery or enforcement of its Election to Participate or of its Notes.


                                            Very truly yours,

                                   EXHIBIT "J"

                    FORM OF OPINION OF COUNSEL FOR THE AGENTS


                                                                   April 1, 1997



To the Lenders and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

                  We have participated in the preparation of the Five-Year Credit Agreement, dated as of April 1, 1997 (as the same may be amended or modified, the "Credit Agreement"), among The ServiceMaster Company Limited Partnership (the "Company"), the Lenders named therein, The First National Bank of Chicago, as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent, and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to Section 4.1(x) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Company and the Notes of the Company constitute valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.


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                  We are  members  of the Bar of the  State  of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. To the extent that our opinion expressed herein involves conclusions as to matters governed by the laws of other jurisdictions, we have relied, with your permission, on the opinion of [counsel for the Company], addressed to you and dated the date hereof, copies of which have been delivered to you, and we have assumed, without independent investigation, the correctness of the matters set forth in such opinions, our opinion being subject to the assumptions, qualifications and limitations set forth in such opinion with respect thereto. In addition, in giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Lender is located which limits the rate of interest that such Lender may charge or collect.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                Very truly yours,